Exhibit 10.1 ASSET PURCHASE AGREEMENT by and between TRAFFICCAST INTERNATIONAL, INC., as Seller and ITERIS, INC., as Buyer Dated as of December 6, 2020

CONTENTS Page ARTICLE I. DEFINITIONS Section 1.01. Definitions......................................................................................................1 Section 1.02. Certain Interpretive Matters .........................................................................11 ARTICLE II. TRANSFER OF ASSETS AND RIGHTS Section 2.01. Purchase and Sale of Assets .........................................................................12 Section 2.02. Excluded Assets ...........................................................................................13 Section 2.03. Assumed Liabilities; Excluded Liabilities ...................................................14 Section 2.04. Purchase Price ..............................................................................................16 Section 2.05. Closing .........................................................................................................17 Section 2.06. Payment of Purchase Price...........................................................................17 Section 2.07. Working Capital Settlement .........................................................................19 Section 2.08. Allocation of Purchase Price ........................................................................20 Section 2.09. Withholding .................................................................................................21 Section 2.10. Commissions ................................................................................................21 ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SELLER Section 3.01. Organization and Qualification ....................................................................22 Section 3.02. Subsidiaries ..................................................................................................22 Section 3.03. Authority ......................................................................................................22 Section 3.04. Noncontravention .........................................................................................22 Section 3.05. Government Approvals; Required Consents ...............................................23 Section 3.06. Compliance with Laws ................................................................................23 Section 3.07. Financial Statements ....................................................................................23 Section 3.08. Undisclosed Liabilities.................................................................................24 Section 3.09. Absence of Certain Changes or Events ........................................................24 Section 3.10. Absence of Litigation ...................................................................................25 Section 3.11. Facilities .......................................................................................................26 Section 3.12. Title to Assets; Condition of Assets.............................................................27 Section 3.13. Employees ....................................................................................................27 Section 3.14. Employee Benefit Plans ...............................................................................28 Section 3.15. Contracts ......................................................................................................30 Section 3.16. Environmental Matters .................................................................................32 Section 3.17. Intellectual Property .....................................................................................32 Section 3.18. Taxes ............................................................................................................35 Section 3.19. Related Party Transactions ..........................................................................36 Section 3.20. Insurance Policies ........................................................................................36

Section 3.21. Brokers .........................................................................................................37 Section 3.22. Customers and Vendors ...............................................................................37 Section 3.23. Accounts Receivable and Accounts Payable ...............................................37 Section 3.24. Permits .........................................................................................................37 Section 3.25. Books and Records ......................................................................................38 Section 3.26. Certain Payments; Foreign Corrupt Practices Act .......................................38 Section 3.27. Privacy Laws ................................................................................................38 Section 3.28. Government Contracts .................................................................................39 Section 3.29. Fair Value.....................................................................................................40 Section 3.30. Solvency .......................................................................................................40 Section 3.31. No Other Representations and Warranties ...................................................41 ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF BUYER Section 4.01. Corporate Organization ................................................................................41 Section 4.02. Authorization and Validity of Agreements ..................................................41 Section 4.03. Governmental Approvals; Required Consents.............................................42 Section 4.04. No Brokers ...................................................................................................42 Section 4.05. Absence of Litigation ...................................................................................42 Section 4.06. No Other Representations and Warranties ...................................................42 Section 4.07. Independent Investigation ............................................................................42 ARTICLE V. COVENANTS OF SELLER Section 5.01. Conduct of Business Before the Closing .....................................................43 Section 5.02. Consents and Approvals ..............................................................................45 Section 5.03. No Negotiations ...........................................................................................46 Section 5.04. Commercially Reasonable Efforts ...............................................................46 Section 5.05. Limits on Obligations ..................................................................................46 Section 5.06. Notification of Developments; Schedules ...................................................47 Section 5.07. Further Assurances .......................................................................................47 Section 5.08. Insurance Tail...............................................................................................47 Section 5.09. Confidentiality .............................................................................................48 Section 5.10. Non-Competition; Non Solicitation; Non-Disparagement ..........................49 Section 5.11. Service Agreement .......................................................................................50 Section 5.12. Termination of Liens....................................................................................50 Section 5.13. Termination of Certain Related Party Transactions .....................................50 Section 5.14. Due Diligence and Access ...........................................................................50 Section 5.15. Technology Delivery ...................................................................................51 ARTICLE VI. COVENANTS OF BUYER Section 6.01. Actions Before Closing ................................................................................51

Section 6.02. Commercially Reasonable Efforts ...............................................................51 Section 6.03. Consents and Approvals ..............................................................................51 Section 6.04. Further Assurances .......................................................................................52 Section 6.05. Confidentiality .............................................................................................52 ARTICLE VII. ADDITIONAL AGREEMENTS Section 7.01. Further Action ..............................................................................................52 Section 7.02. Consents and Authorizations .......................................................................52 Section 7.03. Employees ....................................................................................................52 Section 7.04. Litigation Support and Tax Audit and Compliance Cooperation ................55 Section 7.05. Collection of Receivables ............................................................................55 Section 7.06. Misplaced Assets .........................................................................................55 Section 7.07. PPP Loan ......................................................................................................55 Section 7.08. Dissolution of Seller; Use of Name .............................................................57 Section 7.09. Transfer Tax .................................................................................................57 Section 7.10. Property Taxes .............................................................................................58 ARTICLE VIII. INDEMNIFICATION Section 8.01. Indemnification of the Buyer Group Members ............................................58 Section 8.02. Indemnification of the Seller Group Members ............................................61 Section 8.03. Notice and Adjudication of Claims..............................................................62 Section 8.04. Third-Party Claims.......................................................................................63 Section 8.05. Certain Other Indemnification Matters ........................................................64 Section 8.06. Subrogation ..................................................................................................64 Section 8.07. Sole and Exclusive Remedy.........................................................................64 Section 8.08. Holdback Payment .......................................................................................64 ARTICLE IX. CONDITIONS PRECEDENT TO PERFORMANCE BY SELLER Section 9.01. Representations and Warranties of Buyer....................................................65 Section 9.02. Performance of the Obligations of Buyer ....................................................65 Section 9.03. No Violation of Orders ................................................................................65 Section 9.04. Closing Payment ..........................................................................................65 Section 9.05. Bill of Sale ...................................................................................................66 Section 9.06. China Services Agreement ...........................................................................66 ARTICLE X. CONDITIONS PRECEDENT TO PERFORMANCE BY BUYER Section 10.01. Representations and Warranties of Seller ..................................................66 Section 10.02. Performance of the Obligations of Seller ...................................................66 Section 10.03. Seller’s Officer’s Certificate ......................................................................66 Section 10.04. Certificate of Status....................................................................................66

Section 10.05. No Violation of Orders ..............................................................................66 Section 10.06. China Services Agreement .........................................................................66 Section 10.07. Seller Intellectual Property Assignments ...................................................67 Section 10.08. Bill of Sale; Release of Liens.....................................................................67 Section 10.09. Termination of Related Party Agreements ................................................67 Section 10.10. Insurance Policies ......................................................................................67 Section 10.11. FIRPTA Certificate ....................................................................................67 Section 10.12. Due Diligence ............................................................................................67 Section 10.13. No Material Adverse Effect .......................................................................67 Section 10.14. Governmental Approvals ...........................................................................67 Section 10.15. Third-Party Consents .................................................................................67 Section 10.16. Voice-Of-The-Customer Feedback ............................................................67 Section 10.17. Restrictive Covenant Agreements..............................................................67 Section 10.18. Employment Agreements ...........................................................................68 Section 10.19. Other Documentation .................................................................................68 ARTICLE XI. TERMINATION Section 11.01. Conditions of Termination .........................................................................68 Section 11.02. Effect of Termination .................................................................................68 ARTICLE XII. MISCELLANEOUS Section 12.01. Successors and Assigns..............................................................................69 Section 12.02. Governing Law; Jurisdiction......................................................................69 Section 12.03. Expenses ....................................................................................................69 Section 12.04. Severability ................................................................................................69 Section 12.05. Notices .......................................................................................................69 Section 12.06. Amendments; Waivers ...............................................................................70 Section 12.07. Public Announcements ..............................................................................71 Section 12.08. Force Majeure ............................................................................................71 Section 12.09. Entire Agreement; Schedules .....................................................................71 Section 12.10. Parties in Interest........................................................................................71 Section 12.11. Section, Article and Paragraph Headings ..................................................71 Section 12.12. Interpretation ..............................................................................................71 Section 12.13. Counterparts; Effectiveness .......................................................................71

EXHIBIT A ASSIGNMENT OF DEPOSIT ACCOUNT AGREEMENT EXHIBIT B SAMPLE WORKING CAPITAL CALCULATION EXHIBIT C FORM OF CHINA SERVICES AGREEMENT EXHIBIT D FORM OF BILL OF SALE EXHIBIT E FORM OF SELLER INTELLECTUAL PROPERTY ASSIGNMENT EXHIBIT F EMPLOYEE SERVICES ANNEX 1 LIST OF ENTERPRISE CUSTOMERS ANNEX 2 SAMPLE ENTERPRISE REVENUE

ASSET PURCHASE AGREEMENT THIS ASSET PURCHASE AGREEMENT (this “Agreement”), is dated as of December 6, 2020, by and between TRAFFICCAST INTERNATIONAL, INC., a Wisconsin corporation (“Seller”), and ITERIS, INC., a Delaware corporation (“Buyer”). W I T N E S S E T H: WHEREAS, Seller is engaged in, among other things, the business of providing travel time forecasting and traffic information, developing technology, applications and content based on advanced digital traffic data, and monitoring and transmitting information, serving the interactive, mobile, enterprise and public sector markets (the “Business”); WHEREAS, Seller desires to sell and assign to Buyer, and Buyer desires to purchase and assume from Seller, substantially all of the assets used in the conduct of the Business and certain specified liabilities of the Business; and WHEREAS, these recitals are an integral part of this Agreement. NOW, THEREFORE, in consideration of the foregoing premises and the respective promises, representations, warranties, covenants, conditions and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: ARTICLE I. DEFINITIONS Section 1.01. Definitions. As used in this Agreement, the following terms shall have the following meanings: “Accounts Payable” has the meaning set forth in Section 2.03(a)(ii). “Accounts Receivable” has the meaning set forth in Section 2.01(h). “Accrued Expenses” has the meaning set forth in Section 2.03(a)(iii). “Acquisition Transaction” has the meaning set forth in Section 5.03. “Additional Contracts” has the meaning set forth in Section 2.01(g). “Affiliate” with respect to any specified Person, means a Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person. “Aged AR” means the Accounts Receivables of Seller that are 90 days or more past due as of the Closing Date. “Agreement” has the meaning set forth in the Preamble.

“Allocation Schedule” has the meaning set forth in Schedule 2.08. “Alternate Transaction” has the meaning set forth in Section 5.03. “Articles” means the Articles of Incorporation of Seller, dated July 1, 2006, filed with the Department of Financial Institutions of the State of Wisconsin, as the same may be amended from time to time. “Assumed Liabilities” has the meaning set forth in Section 2.03(a). “Bankruptcy and Equity Exception” has the meaning set forth in Section 3.03. “Bill of Sale” has the meaning set forth in Section 9.05. “Business” has the meaning set forth in the Recitals. “Business Day” means any day, except Saturday, Sunday or other day that is a legal public holiday in the United States pursuant to 5 U.S.C. § 6103(a), on which national banks located in Los Angeles, California are authorized or required by Law to be open for business. “Business Employees” has the meaning set forth in Section 3.13(a). “Business Prepaids” has the meaning set forth in Section 2.01(i). “Business Products” means any product (including Software, mobile and web applications), technology and services marketed, licensed, sold, distributed, published or performed by or on behalf of Seller in connection with its conduct of the Business, including any currently under design or development. “Business Software” means Software owned or purported to be owned by Seller and: (a) used in the Business including all such Software used by Seller in connection with the provision or support of any Business Product and/or the collection, analysis, processing, storing, transfer, posting, or archiving of Business, customer, vendor, or end user orders or information; or (b) constituting a Business Product. “Buyer” has the meaning set forth in the Preamble hereto. “Buyer Fundamental Representations” has the meaning set forth in Section 8.02(d). “Buyer Group Members” means Buyer and any Affiliates thereof, and their respective successors and assigns. “Bylaws” means the Bylaws of Seller, dated August 1, 2006, as the same may be amended from time to time. “Cap” has the meaning set forth in Section 8.01(d). “CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

“China Services Agreement” has the meaning set forth in Section 5.11. “Claim Notice” has the meaning set forth in Section 8.03(a). “Closing” has the meaning set forth in Section 2.05. “Closing Balance Sheet” has the meaning set forth in Section 2.07(a). “Closing Date” has the meaning set forth in Section 2.05. “Closing Payment” has the meaning set forth in Section 2.06(a). “Closing Working Capital” has the meaning set forth in Section 2.07(a). “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated pursuant thereto. “Commercially Reasonable Efforts” means the commercially reasonable, efforts other than expenditure of a material amount of funds or resources, that a prudent Person desirous of achieving a result would use in similar circumstances (based on the totality of the circumstances) to achieve that result as expeditiously as possible. For clarity, the exertion of Commercially Reasonable Efforts shall not include the obligation to incur out pocket expenses in excess of $1,500, individually, or $15,000, in the aggregate. “Confidential Information” has the meaning set forth in Section 5.09(b). “Confidentiality Agreement” has the meaning set forth in Section 5.14 “Contract” means any contract, agreement, instrument, commitment or undertaking of any nature (including leases, licenses, mortgages, notes, guarantees, sublicenses, subcontracts, binding letters of intent and purchase orders), whether written or oral. “Contractors” has the meaning set forth in Section 3.13(a). “Control” (including the terms “Controlled by” and “under common Control with”) means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock or other equity, as trustee or executor, by Contract or otherwise. “Controlling Party” has the meaning set forth in Section 8.04. “Copyrights” means copyrightable works fixed in a tangible media, and United States and foreign copyrights, and mask works, whether registered or unregistered, and pending applications to register the foregoing. “Customer Contracts” has the meaning set forth in Section 2.01(b). “Customers” has the meaning set forth in Section 2.01(b).

“Deductible” has the meaning set forth in Section 8.01(b). “Disputed Amounts” has the meaning set forth in Section 2.07(a). “Earnout Payment True-Up” has the meaning set forth in Section 2.06(e). “Earnout Payments” has the meaning set forth in Section 2.06(d). “Effective Time” has the meaning set forth in Section 2.05. “Enterprise Customers” means all private sector (i.e., non-governmental) customers of the Business that purchase or license Dynaflow or TrafficCarma software or services (including any updated versions thereof), or any associated engineering services, including but not limited to those customers listed on Annex 1. “Enterprise Revenue” means, for any earnout period, revenue from all Enterprise Customers of the Business that is recognized during such period in accordance with GAAP and as may be modified to conform to Accounting Standards Codification 606. Annex 2 sets forth, for illustrative purposes, Enterprise Revenue for the period from January 1, 2020 through September 30, 2020. “Environmental Laws” means any federal, state, or local Law, Order, binding directive, judgment, Permit, or regulation or the common law relating to the environment, occupational health and safety, or exposure of Persons or property to Materials of Environmental Concern, including any statute, regulation, administrative decision, or Order pertaining to (a) the presence of or the treatment, storage, disposal, generation, transportation, handling, distribution, manufacture, processing, use, import, export, labeling, recycling, registration, investigation, or remediation of Materials of Environmental Concern or documentation related to the foregoing; (b) air, water, and noise pollution; (c) groundwater and soil contamination; (d) the release or threatened release into the environment, workplace or other areas of Materials of Environmental Concern, including emissions, discharges, injections, spills, escapes, or dumping of Materials of Environmental Concern; (e) transfer of interests in or control of real property that may be contaminated; (f) community or worker right-to-know disclosures with respect to Materials of Environmental Concern; (g) the protection of wildlife, marine life, and wetlands, and endangered and threatened species; (h) storage tanks, vessels, containers, abandoned or discarded barrels, and other closed receptacles; and (i) health and safety of employees and other Persons. As used above, the term “release” shall have the meaning set forth in Section 9601(22) of CERCLA. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated pursuant thereto. “Excluded Assets” has the meaning set forth in Section 2.02. “Excluded IP Rights” has the meaning set forth in Section 2.02(b). “Excluded Leased Real Property” has the meaning set forth in Section 2.02(m).

“Excluded Liability” and “Excluded Liabilities” has the meaning set forth in Section 2.03(b). “Excluded Software” has the meaning set forth in Section 2.02(c). “Excluded Tangible Personal Property” has the meaning set forth in Section 2.02(b). “Expenses” means any and all reasonable, out of pocket expenses incurred in connection with investigating, defending, or asserting any Proceeding incident to any matter indemnified against hereunder (including court filing fees, court costs, arbitration fees or costs, witness fees, and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, consultants, accountants, and other professionals). “FIFRA” means the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. 136 et seq. “Financial Statements” has the meaning set forth in Section 3.07. “First Earnout Payment” has the meaning set forth in Section 2.06(c). “Fraud” means, with respect to any Person, any common law fraud under the Laws of the State of Delaware with respect to the making by such Person of an express representation or warranty contained in this Agreement or contained in any certificate delivered by such Person pursuant to this Agreement; provided, however, that such common law fraud shall only be deemed to exist if such Person making such representation or warranty had actual knowledge or belief that such representation or warranty was actually breached when made or such representation or warranty was made with reckless indifference to its falsity, and upon which the party to whom such representation and warranty was made reasonably relied to its detriment. “Fundamental Representations” has the meaning set forth in Section 8.01(d). “GAAP” means the generally accepted accounting principles in the United States, consistently applied. “Government Contract” has the meaning set forth in Section 3.28. “Governmental Entity” means any governmental, regulatory, or administrative authority or any court, tribunal, or judicial or arbitral body with competent jurisdiction. “Hazardous Material” means any substance that has been designated by any Environmental Law to be radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment, including PCBs, asbestos, petroleum, and urea-formaldehyde and all substances listed as hazardous substances pursuant to CERCLA, or defined as a hazardous waste pursuant to RCRA, and the regulations promulgated pursuant to said Laws. “Holdback Payment” has the meaning set forth in Section 2.06(b).

“Indebtedness” means any indebtedness for borrowed money, notes payable, letters of credit and guarantees. “Indemnified Party” has the meaning set forth in Section 8.03(a). “Indemnifying Party” has the meaning set forth in Section 8.03(a). “Indemnity Notice Period” has the meaning set forth in Section 8.04. “Independent Accounting Firm” has the meaning set forth in Section 2.07(a). “Insolvent” has the meaning set forth in Section 3.30(a). “Insurance Policies” has the meaning set forth in Section 3.20. “Intellectual Property” means (a) Patents, (b) Trademarks, (c) Copyrights, (d) Software, (e) Trade Secrets, (f) websites, webpages, social media accounts and domain names, (g) all copies and tangible embodiments of any of the foregoing, (h) any derivatives, improvements and enhancements of any of the foregoing, and (i) any similar or equivalent property to any of the foregoing. “Interim Financial Statements” has the meaning set forth in Section 3.07. “IRS” means the United States Internal Revenue Service. “Knowledge of Seller” means the actual knowledge of Al McGowan, Paul Misticawi, Nick Kiernan, Jim Keller, Joe Reed, Chan Chiuen (Jerome) Chen and Andrew Schaefer and such knowledge as such individuals would have after reasonable inquiry and investigation of their direct reports. “Labor Laws” has the meaning set forth in Section 3.13(c). “Law” means any United States federal, state, and local, and any non-United States, laws, statutes, regulations, rules, codes, or ordinances enacted, adopted, issued, or promulgated by any Governmental Entity (including those pertaining to electrical, building, zoning, environmental, and occupational safety and health requirements) or common law. “Lead Party” has the meaning set forth in Section 5.02. “Liability” means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes. “Licensed Intellectual Property” has the meaning set forth in Section 2.01(c). “Liens” means liens, claims, charges, encumbrances, security interests, mortgages, deeds of trust, pledges, easements, or restrictions of a similar kind (including liens with respect to Taxes). “Loan Forgiveness” has the meaning set forth in Section 7.07(a).

“Loss” and “Losses” mean any and all losses, costs, obligations, Liabilities, settlement payments, awards, judgments, fines, penalties, damages, deficiencies, or other charges actually suffered or incurred; provided, however, that “Losses” shall not include punitive damages except (i) in the case of Fraud, (ii) to the extent actually awarded in connection with a Third-Party Claim, or (iii) in the case of a breach of the covenants set forth in Sections 5.04 or 5.10 hereof. “Material Adverse Effect” means any change, event, development, or effect that has or is reasonably likely to have, individually or in the aggregate, a material and sustained adverse effect on the Business and/or the Purchased Assets, taken as a whole, or the operations, results of operations, financial condition, assets, or liabilities of the Business, taken as a whole; provided, however, that none of the following shall be deemed to constitute, and no adverse change, event, development or effect arising as a result of any of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: (a) general business or economic conditions; (b) conditions generally affecting the industries in which the Business operates; (c) national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States; (d) financial, banking or securities markets (including any disruption thereof and any decline in the price of any security or any market index); (e) changes in applicable Law or accounting rules (including GAAP); (f) any natural or man-made disaster or acts of God; (g) widespread interruptions of essential utilities or disruptions of transportation or communication network; (h) any failure to meet any financial projections, forecasts or estimates of revenue, earnings, cash flow or cash position (it being understood that any underlying cause(s) of any such failure may be taken into consideration when determining whether a Material Adverse Effect has occurred); (i) the announcement, pendency or completion of the transactions contemplated by this Agreement, including losses or threatened losses of employees, customers, vendors or others having relationships with Seller and the Business; or (j) the taking of any action requested by Buyer or any of its Affiliates; provided that, in the case of clauses (a) through (g), only to the extent such change, event, development or effect has had a materially disproportionate effect on the Business (taken as a whole) as compared to other similarly situated participants in the industry in which the Business operates. “Material Contracts” has the meaning set forth in Section 3.15(a). “Material Customers” has the meaning set forth in Section 3.22. “Material Vendors” has the meaning set forth in Section 3.22. “Materials of Environmental Concern” means any pollutants, contaminants, or hazardous substances (as such terms are defined under CERCLA), pesticides (as such term is defined under FIFRA), solid wastes, and hazardous wastes (as such terms are defined under RCRA), or chemicals, other hazardous, radioactive or toxic materials, oil, petroleum, and petroleum products (and fractions thereof), or any other material (or article containing such material) listed or subject to regulation under any Law, Order, or Permit due to its potential, directly or indirectly, to harm the environment or the health of humans or other living beings.

“Misplaced Assets” has the meaning set forth in Section 7.06. “Objection Notice” has the meaning set forth in Section 2.07(a). “Open Source Software” has the meaning set forth in Section 3.17(i). “Order” means any decree, judgment, injunction, directive or other order, whether temporary, preliminary, or permanent. “Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency). “Party” or “Parties” means a party or the parties to this Agreement, as applicable. “Patents” means United States and foreign patents, utility models and industrial designs and applications therefor, and all reissues, continuations, continuations-in-part, provisionals, extensions, divisionals, renewals and reexaminations thereof. “Permits” has the meaning set forth in Section 3.24. “Permitted Liens” means: (a) Liens of current Taxes arising in the Ordinary Course of Business not yet due and payable, or being contested in good faith and for which adequate reserves have been established on the Financial Statements; (b) statutory Liens arising in the Ordinary Course of Business for amounts not yet delinquent or that are being contested in good faith, including Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, and other like Persons for labor, materials, supplies, or rentals, if any, in each case which do not materially interfere with the transferability or use of the applicable property; (c) easements, covenants, conditions, restrictions and other similar matters of record affecting title to such real property which do not or would not materially impair the use or occupancy of such real property or the operation of the Business as currently conducted thereon; or (d) Liens arising after the Closing due to any act or omission of Buyer or its Affiliates. “Person” means an individual, corporation, partnership, limited partnership, syndicate, person (including a “person” as defined in Section 13(d)(3) of the United States Securities Exchange Act of 1934, as amended), trust, association, entity, government, political subdivision, agency, or instrumentality of a government. “Personal Information” has the meaning set forth in Section 3.27(a). “Plans” has the meaning set forth in Section 3.14(a). “Post-Closing Tax Period” means any Tax period beginning after the Closing Date and that portion of any Straddle Period beginning after the Closing Date. “Post-Closing Working Capital Adjustment” has the meaning set forth in Section 2.07(b). “PPP DACA” has the meaning set forth in Section 2.06(g).

“PPP Deposit Account” has the meaning set forth in Section 2.06(g). “PPP Deposit Amount” means $1,084,561.00. “PPP Lender” means First Business Bank. “PPP Loan” means the indebtedness related to that certain Promissory Note, dated as of April 15, 2020, by and between Seller and the PPP Lender, entered into in connection with the Coronavirus Aid, Relief, and Economic Security Act (CARES Act). “Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date and that portion of any Straddle Period ending on the Closing Date. “Privacy Laws” has the meaning set forth in Section 3.27(a). “Proceeding” means any action, arbitration, audit, claim, dispute, hearing, investigation, litigation, proceeding, or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Entity or arbitrator. “Property Taxes” means all real property Taxes, personal property Taxes and similar ad valorem Taxes. “Purchase Price” has the meaning set forth in Section 2.04. “RCRA” means the Resources Conservation and Recovery Act, 42 U.S.C. 6901, et seq. “Resolution Period” has the meaning set forth in Section 2.07(a). “Restricted Affiliate” means, with respect to Seller, a Person that directly or indirectly, through one or more intermediaries, (i) is Controlled by, or is under common Control with, Seller, or (ii) beneficially owns more than 3.5% of Seller’s shares. “Restricted Period” has the meaning set forth in Section 5.10(a). “Review Period” has the meaning set forth in Section 2.07(a). “Schedules” means the schedules attached to this Agreement. “Second Earnout Payment” has the meaning set forth in Section 2.06(d). “Selected Employees” means those Business Employees identified on Schedule 3.13(a). “Seller” has the meaning set forth in the Preamble. “Seller Group Members” means Seller and any Affiliates thereof, and their respective successors and assigns. “Seller Intellectual Property Assignment” has the meaning set forth in Section 10.07.

“Software” means any computer program, operating system, applications systems, firmware or software of any nature, whether operational, under development, or inactive, including all object code, source code, data files, rules, databases, compilations, algorithms, tool sets, compilers, higher level or “proprietary” languages, definitions, or methodology derived from the foregoing and any derivations, updates, enhancements, and customization of any of the foregoing, processes, know-how, operating procedures, methods, and all other intellectual property embodied with or in the foregoing, technical manuals, user manuals, and other documentation and materials related thereto, whether in machine-readable form, programming language, or any other language or symbols and whether stored, encoded, recorded, or written on disk, tape, film, memory device, paper, or other media of any nature. “Straddle Period” means any Tax period beginning on or before and ending after the Closing Date. “Subsidiary” means another Person, a majority of the equity interests of which are beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by a Seller. “Tail Coverage” has the meaning set forth in Section 5.08. “Tangible Personal Property” has the meaning set forth in Section 2.01(a). “Tax” (and, with correlative meaning, “Taxes”) means any foreign, federal, state, and local taxes, and any tax-related levies or impositions, and other charges of similar kind having the nature of a tax (together with any and all interest, penalties, additions to tax, assessments, and additional amounts imposed with respect thereto), including taxes with respect to income and franchise, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value-added, goods and services and capital gains taxes; license, registration, and documentation fees; and customs duties, tariffs, and similar charges and any other regulatory fees or assessments. “Tax Return” means all returns, declarations, reports, statements, and other documents with respect to any Tax (including any schedules), including any information return, claim for refund, amended return, or declaration of estimated Tax, and any amendments of the foregoing. “Taxing Authority” means any Governmental Entity (including any foreign, federal, state or local Governmental Entity) having jurisdiction with respect to Taxes. “Third-Party Claim” has the meaning set forth in Section 8.03(a). “Third-Party Software” means all Software owned by third parties that is either: (a) offered or provided to customers of the Business concurrently with any Business Product; (b) used by Seller to provide services to customers of the Business; (c) used by Seller in the development of the Business Products; or (d) otherwise used by Seller in connection with the operation of the Business as currently conducted or as contemplated, including any Open Source Software. “Total Cap” has the meaning set forth in Section 8.01(d).

“Trade Secrets” means trade secrets and confidential and proprietary Business information, including know-how, concepts, methods, processes, formulae, reports, data, customer lists, mailing lists, business plans, invention disclosures, inventions (whether or not patentable or reduced to practice) and improvements thereto, databases, collections of data and other compilations of information. “Trademarks” means United States, state and foreign trademarks, service marks, trademark rights, product names, logos, trade dress, brand names, and trade names, and other source identifiers (including all assumed or fictitious names under which the applicable Person is conducting business or within the past five years has conducted business), including all associated goodwill, whether registered or unregistered, and pending applications to register the foregoing. “Transaction Documents” means this Agreement and the other agreements, instruments, certificates and documents to be executed and/or delivered by one Party to another Party pursuant hereto. “Uniform Commercial Code” means the Uniform Commercial Code in effect in the state designated in this Agreement as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion of this Agreement. “Working Capital Components” has the meaning set forth in Section 2.07(a). “Working Capital Deficit” means the amount, if any, by which the Closing Working Capital calculated in accordance with Section 2.07 is less than -$749,000 (e.g., if the Closing Working Capital were -$750,000, the Working Capital Deficit would be $1,000). “Working Capital Surplus” means the amount, if any, by which the Closing Working Capital calculated in accordance with Section 2.07 exceeds -$699,000 (e.g., if the Closing Working Capital were -$650,000, the Working Capital Surplus would be $49,000). Section 1.02. Certain Interpretive Matters. Unless the context otherwise requires: (a) all references to sections, articles, annexes or exhibits are to be sections, articles, annexes and exhibits of this Agreement unless specifically referring to another Contract, document or instrument; (b) words in the singular include the plural and vice versa; (c) the terms “include” and “including” and variations thereof shall each be deemed to be followed by the phrase “without limitation”; (d) all references to $ or dollar amounts are to lawful currency of the United States; (e) unless otherwise indicated as a Business Day, the terms “day” or “days” shall mean calendar days; (f) whenever the context may require, any pronoun used herein includes the corresponding masculine, feminine and neuter forms; (g) the term “any” means “any and all”; (h) “or” is used in the inclusive sense of “and/or”; and (i) the words “herein,” “hereto” “hereby,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular article, section, paragraph or other subdivision of this Agreement. All references herein to documents “delivered by Seller” or “delivered to Buyer” shall include documents made available to Buyer in the electronic documentation site established by Box.com on behalf of Seller, whether or not actually viewed or downloaded by Buyer or its representatives. Any matter disclosed on any section of the Schedules will be deemed disclosed on each other section of the Schedules to the extent that the relevance of such disclosure is reasonably apparent on its face.

The inclusion of information in the Schedules will not be construed as or constitute an admission or agreement that a violation, right of termination, default, liability or other obligation of any kind exists with respect to any item, nor will it be construed as or constitute an admission or agreement that such information is material to Seller or the Business. In addition, matters reflected in the Schedules are not necessarily limited to matters required by this Agreement to be reflected in the Schedules. Such additional matters are set forth for informational purposes and do not necessarily include other matters of a similar nature. Neither the specifications of any dollar amount in any representation, warranty or covenant contained in this Agreement nor the inclusion of any specific item in the Schedules is intended to imply that such amount, or higher or lower amounts, or the item so included or other items, are or are not material. Further, neither the specification of any item or matter in any representation, warranty or covenant contained in this Agreement nor the inclusion of any specific item in the Schedules is intended to imply that such item or matter, or other items or matters, are or are not in the ordinary course of business. ARTICLE II. TRANSFER OF ASSETS AND RIGHTS Section 2.01. Purchase and Sale of Assets. Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell, convey, assign, transfer and deliver to Buyer as of the Effective Time, free and clear of any and all Liabilities, claims, liens, restrictions on transfer and encumbrances (except for the Assumed Liabilities and Permitted Liens, if any), and Buyer agrees to purchase from Seller, only the assets of the Business listed below, whether tangible, intangible, real, personal or mixed, and wherever located, all of which are collectively referred to in this Agreement as the “Purchased Assets”: (a) all tangible personal property owned by Seller and used in the Business, including the tangible personal property identified on Schedule 2.01(a), other than the Excluded Tangible Personal Property (the “Tangible Personal Property”); (b) all Intellectual Property owned or purported to be owned by Seller and used in the Business, including the Intellectual Property identified on Schedule 2.01(b), other than the Excluded IP Rights (the “Assigned Intellectual Property”); (c) all rights to any Intellectual Property licensed by Seller from a third party and used in the Business, including the Intellectual Property identified on Schedule 2.01(c), (the “Licensed Intellectual Property”); (d) all Business Software, including those identified on Schedule 2.01(d) attached hereto, but excluding the Excluded Software (the “Assigned Software”); (e) all rights of Seller to provide Business services to those certain customers specifically set forth on Schedule 2.01(e) (collectively referred to as the “Customers”), whether such rights arise under oral or written contracts or otherwise, and all rights of Seller in and to all customer contracts as set forth on Schedule 2.01(e) (collectively referred to as the “Customer Contracts”); (f) all Permits related to the Business, excepting only those which by law or by their terms are non-transferable and those which have expired;

(g) all benefits and rights under the Contracts, commitments, leases, licenses and other agreements, whether written or oral, related to the Business and specifically identified on Schedule 2.01(g) (the “Additional Contracts”); (h) all accounts receivable due to Seller with respect to products or services provided or delivered by Seller with respect to the Business prior to Closing (the “Accounts Receivable”); (i) the prepaid expenses related to the Business specifically identified on Schedule 2.01(i) (the “Business Prepaids”); (j) the furniture and fixtures located at and/or used in connection with the Leased Real Property; (k) all goodwill and other intangible assets associated exclusively with the Business; (l) all warranties and guarantees of manufacturers, contractors or suppliers which pertain to the Purchased Assets; (m) all claims of Seller against third parties related to the Purchased Assets, whether known or unknown, fixed or contingent; (n) all rights with respect to any real property owned or leased by Seller; and (o) all papers, computerized databases, books, files and records in Seller’s care, custody or control relating to any or all of the above-described Purchased Assets or the Business, including all personnel records for the Selected Employees or Contractors (to the extent permitted by applicable Law), Customer lists, Customer Contracts, Customer billing records, files, sales records, maintenance and production records, and books and records or documents relating to Taxes imposed on the Purchased Assets or with respect to the Business (other than income tax returns of Seller); provided, however, that Seller shall be entitled to retain copies of any records related to any Excluded Liabilities. Section 2.02. Excluded Assets. Seller shall retain and not sell, convey, assign or deliver to Buyer, and Buyer shall not purchase or accept from Seller, any and all other assets not identified as Purchased Assets or used in the Business, including the following properties and assets of Seller (the “Excluded Assets”): (a) all cash held by Seller as of the Closing; (b) all Intellectual Property identified on Schedule 2.02(b) (the “Excluded IP Rights”); (c) all Software identified on Schedule 2.02(c) (the “Excluded Software”); (d) all tangible personal property that is owned or held by Seller that is specifically identified on Schedule 2.02(d) (the “Excluded Tangible Personal Property”);

(e) all Contracts other than the Customer Contracts, the Additional Contracts and the licenses related to any Licensed Intellectual Property; (f) all prepaid expenses related to the Business, other than those identified on Schedule 2.01(i); (g) any assets not used in or otherwise related to the Business, including those assets identified on Schedule 2.02(g); (h) all personnel records of Seller and any other records that Seller is required by law to retain in its possession; (i) all rights and interests under, and assets of, any Employee Benefit Plan; (j) all agreements between Seller and any of the Business Employees or Contractors; (k) all financial records which do not directly relate to the Business; (l) all rights with respect to any loans made by Seller to current or former employees or contractors of Seller; (m) all rights with respect to any real property owned or leased by Seller that is specifically identified on Schedule 2.02(m) (the “Excluded Leased Real Property”); (n) any Tax refund, credit or similar Tax asset related to (1) Property Taxes or (2) other Taxes imposed with respect to the Business, in each case allocable to a Pre- Closing Tax Period; (o) all equity securities or tangible assets of any other Person, including any subsidiaries of Seller; (p) all privileges and similar rights, including attorney-client privileges; (q) all other assets and properties of Seller of every kind, character or description, other than the Purchased Assets, which are owned, used or held for use (whether or not exclusively) in connection with Seller’s businesses, wherever located, whether or not similar to the items detailed under Purchased Assets; and (r) all consideration to be received by Seller under this Agreement and all other rights of Seller hereunder. Section 2.03. Assumed Liabilities; Excluded Liabilities. (a) Buyer agrees to assume from Seller (i) those Liabilities, obligations and commitments incurred, accruing or to be performed after the Effective Time which arise under leases, contracts or agreements specifically assumed by Buyer pursuant to Section 2.01 hereof and which relate to Buyer’s operation or conduct of the Business after the Effective Time, (ii) the accounts payable arising from the conduct of the Business that are less than 60 days past their invoice date (the “Accounts Payable”), (iii) those accrued expenses arising from the conduct of the Business that are specifically identified on Schedule 2.03(a)(iii) (the “Accrued Expenses”), and (iv) obligations and commitments to perform the Customer Contracts specifically set forth on Schedule 2.03(a)(iv) (the items in (i) through (iv) hereof collectively being referred to as the “Assumed Liabilities”). (b) Except for the Assumed Liabilities, Buyer shall not assume any Liabilities, obligations, contracts and/or commitments of Seller of any nature whatsoever, and nothing contained or described in this Agreement shall obligate Buyer to assume any other Liabilities, obligations, contracts or commitments of Seller, it being agreed that Buyer shall not assume nor in any manner be liable for any, and Seller shall remain liable for and discharge all, debts, Liabilities and obligations of Seller incurred or arising prior to or as of the Effective Time, or incurred or arising after the Effective Time in connection with or relating to the Business prior to the Effective Time (collectively, the “Excluded Liabilities” or individually, an “Excluded Liability”). Without limiting the foregoing, the Parties agree that Seller shall be solely responsible and liable for, among other things (and are included as Excluded Liabilities): (i) any Liability arising out of, related to or otherwise associated with the conduct or operation of the Business by Seller prior to the Effective Time, including any event, condition, occurrence and/or injury or claim incurred or accrued prior to the Effective Time; (ii) any Liability arising out of, related to or otherwise associated with Seller’s violation of or noncompliance with any applicable Law; (iii) any Liability arising out of, related to or otherwise associated with any Proceeding involving Seller, including any Proceeding identified on Schedule 3.10 or any other claim or litigation involving Seller that is pending as of the Effective Time with respect to the Business or that arises out of the conduct of the Business by Seller prior to the Effective Time; (iv) any Liability related to the employment practices of Seller or any individual’s employment or consulting or independent contractor arrangement by or with Seller or the termination of such employment or consulting or independent contractor arrangement by Seller, any Liability under the WARN Act related to the termination of Business Employees or Contractors by Seller, or any Liability arising at or following the Effective Time as a result of Buyer’s decision not to hire any Business Employee or Contractor; (v) any Liability arising out of, related to or otherwise associated with any Employee Benefit Plan; (vi) any Liability arising out of, related to or otherwise associated with any employment, consulting, commission, severance, retention, change of control or termination agreement or any other employment, consulting or independent contractor arrangement (including any Liability for accrued wages and vacation) between Seller or any ERISA Affiliate and any employee, consultant or independent contractor of Seller or any ERISA Affiliate; (vii) any Liability of Seller or any ERISA Affiliate under the Patient Protection and Affordable Care Act; (viii) any Liability related to Seller’s violation of any confidentiality or privacy obligations to any Customer, whether arising out of contract, statute, regulation or otherwise; (ix) any Liabilities arising out of, related to or otherwise associated with any Excluded Asset, whether incurred prior to, as of or after the Effective Time; (x) any Liability with respect to the arrangement for or the presence, release, threatened release, transportation, treatment, storage, handling or disposal of any Hazardous Materials at, from, to, in, on or under the Leased Real Property or any other of Seller’s facilities; any violation of Environmental Law or Environmental Permits; or the presence of or release from any underground storage tanks (active, inactive, removed or abandoned), equipment or articles containing any concentration of polychlorinated biphenyl (PCB), or asbestos containing materials, related in any case to the Business, the Purchased Assets, the Leased Real Property or any other of Seller’s facilities that, with respect to any of the foregoing, existed prior to, on or as of the Effective Time or arising after the Effective Time, except in each case to the extent caused after the Effective Time by Buyer’s acts (including acts of Buyer’s employees, contractors or agents) or Buyer’s failure to act when Buyer had a duty to so act; (xi) any Liability arising out of, related to or otherwise associated with any infringement or claim of infringement with respect to any Assigned Intellectual Property, arising prior to the Effective Time; (xii) any Liability arising out of, related to or otherwise associated with any Indebtedness of Seller, including the PPP Loan; and (xiii) any Liability for Taxes incurred by Seller for any taxable period (including any Liability for Taxes of any other Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by Contract or otherwise), or imposed on the Purchased Assets or arising in connection with the Business for taxable periods (or portions thereof) ending on or prior to the Effective Time, and any Transfer Taxes (and expenses related to filing any Tax Return or other document with respect to Transfer Taxes) to the extent specifically allocated to Seller pursuant to Section 7.09. Section 2.04. Purchase Price. Subject to any adjustment and/or set off pursuant to this Agreement and to satisfaction of the other terms and conditions set forth in Section 2.06(b), the total purchase price (the “Purchase Price”) to be paid for the Purchased Assets and the other covenants and agreements set forth herein shall be $16,000,000, plus any amounts Seller may be entitled under Section 2.06(c) and 2.06(d), and shall be payable by Buyer to Seller as set forth in Section 2.06. Section 2.05. Closing. The closing (the “Closing”) of the transactions contemplated by this Agreement shall take place on December 7, 2020, or, if all the conditions to the obligations of the Parties hereunder set forth in Articles IX and X hereof have not been satisfied or waived on or prior to such date, on the last Business Day of the calendar month during which all such conditions (other than those to be satisfied at the Closing) have been satisfied or waived, or at such other time and date as may be mutually agreed upon by the Parties hereto (such date, the “Closing Date”). The Closing shall be deemed to be effective as of 11:59 p.m. Central time on November 30, 2020 (the “Effective Time”). The Closing shall take place by the delivery and exchange of all required closing deliverables by FedEx or another recognized overnight courier or by facsimile or by the electronic transmission of deliverables in PDF or a comparable format, or through such other method or at such other place as may be mutually agreed upon by the Parties hereto in writing. Section 2.06. Payment of Purchase Price. Subject to any adjustment as provided in this Agreement and for any indemnification claims of Buyer pursuant to Section 8.01(a), the Purchase Price shall be paid as follows: (a) Closing Payment. At Closing, Buyer shall pay to Seller (or its designee(s)) the sum of $15,000,000 minus the PPP Deposit Amount, minus the aggregate amount of Indebtedness to be paid off at Closing in accordance with Section 5.12 (such payment, the “Closing Payment”), in immediately available funds via wire transfer pursuant to wiring instructions provided by Seller to Buyer at least three Business Days prior to Closing. (b) Holdback Payment. Buyer shall hold back $1,000,000 of the Purchase Price (the “Holdback Payment”), which, subject to the set off rights set forth herein, shall be released to Seller on the date that is the first Business Day after the 17-month anniversary of the Effective Time. The Holdback Payment will serve as a source of funds to satisfy the indemnification and other obligations of Seller under this Agreement, and, as a source of funds to satisfy any payment obligation Seller may have under Section 2.07. (c) First Earnout Payment. In the event that Enterprise Revenue for 12-month period ended December 31, 2021 is equal to or greater than $7,764,000, then Buyer shall pay to Seller an amount equal to (i) $370,000 multiplied by (ii) the percentage equal to (A) the total Enterprise Revenue for the 12-month period ended December 31, 2021 (not to exceed $8,423,000) divided by (B) $8,423,000 (the “First Earnout Payment”); provided, that, in no event shall the First Earnout Payment exceed $370,000. Payment of the First Earnout Payment shall be calculated and paid no later than March 31, 2022, in immediately available funds via wire transfer pursuant to wiring instructions provided by Seller to Buyer.1 (d) Second Earnout Payment. In the event that Enterprise Revenue for the 12- month period ended December 31, 2022 is equal to or greater than $7,955,000, Buyer shall 1 Note to Draft: Payment dates are subject to change based on anticipated closing date.

pay to Seller an amount equal to (i) $630,000 multiplied by (ii) the percentage equal to (A) the total Enterprise Revenue for the 12-month period ended December 31, 2022 (not to exceed $10,354,000) divided by (B) $10,354,000 (the “Second Earnout Payment” and together with the First Earnout Payment, the “Earnout Payments”); provided, that, in no event shall the Second Earnout Payment exceed $630,000. Payment of the Second Earnout Payment shall be calculated and paid no later than March 31, 2023, in immediately available funds via wire transfer pursuant to wiring instructions provided by Seller to Buyer. (e) Earnout Payment True-Up. To the extent that the aggregate Earnout Payments are less than $1,000,000 and Enterprise Revenue for the 24-month period ended December 31, 2022 is equal to or greater than $15,719,000, Buyer shall pay to Seller an amount equal to (i) (A) $1,000,000, minus (B) the aggregate Earnout Payments, multiplied (ii) by the percentage equal to (A) the Enterprise Revenue for 24-month period ended December 31, 2022 (not to exceed $18,777,000) divided by $18,777,000 (the “Earnout True-Up”). In no event shall the Earnout Payments plus the Earnout True-Up exceed $1,000,000. Payment of the Earnout True-Up shall be calculated and paid no later than 90 days after the payment of the Second Earnout Payment, in immediately available funds via wire transfer pursuant to wiring instructions provided by Seller to Buyer. (f) Additional Terms Applicable to Earnout Payments. The payment of the Earnout Payments and Earnout True-Up, to the extent due and payable to Seller, shall be further subject to set off for the obligations of Seller to pay to Buyer the amount of any Working Capital Deficit pursuant to Section 2.07(b), the obligations of Seller to reimburse Buyer for any payments in accordance with Section 7.03(c), and the obligations of Seller to indemnify any Buyer Group Member pursuant to Section 8.01. Subject to the terms of this Agreement, following the Closing, Buyer shall have sole discretion with regard to all matters relating to the operation of the Business; provided, that Buyer shall not, directly or indirectly, take any actions in bad faith that would have the purpose of avoiding or reducing any of the Earnout Payments hereunder. Subject to the foregoing, Buyer has no obligation to operate the Business in order to achieve any Earnout Payment or to maximize the amount of any Earnout Payments. Seller acknowledges that there is no assurance that Seller will receive any Earnout Payment and Buyer has not promised or projected any Earnout Payment. (g) PPP Deposit Amount Payment. At Closing, Buyer and Seller shall establish a deposit account with the PPP Lender (the “PPP Deposit Account”) into which Buyer shall deposit, out of the Purchase Price, the PPP Deposit Amount. The PPP Lender shall hold the PPP Deposit Amount in accordance with that certain Assignment of Deposit Account, dated as of the date hereof, a copy of which is attached hereto as Exhibit A (the “PPP DACA”). The PPP Deposit Amount shall be released in accordance with Section 7.07(a) and the PPP DACA. Seller shall be treated for Tax purposes as not having received any amount deposited in the PPP Deposit Account except and until such amount is actually disbursed to Seller or the PPP Lender in accordance with Section 7.07(a) and the PPP DACA.

(h) Payoff of Indebtedness. At Closing, Buyer shall on behalf of Seller, cause unpaid Indebtedness outstanding immediately prior to the Closing to be repaid in full to the Persons entitled thereto pursuant to payoff letters delivered by Seller to Buyer at least three days prior to the Closing Date. Section 2.07. Working Capital Settlement. The Purchase Price shall be subject to adjustment as follows: (a) As promptly as practicable and in any event within 90 days after the Effective Time, Buyer shall prepare and deliver to Seller a balance sheet of the Business (the “Closing Balance Sheet”) comprised of the Accrued Revenue (unbilled revenue), Inventory (excluding WIP inventory, also known as “boneyard inventory”), Accounts Receivables, Business Prepaids, Accounts Payable, Accrued Expenses (excluding all fees and expense related to negotiation and consummation of the transaction contemplated hereunder, including all audit, legal, and investment banker fees and expenses, and all other fees and expenses related to any previously contemplated transaction or strategic alternative), Deferred Rent, Deferred Revenue and Sales & Use Tax Payable as of the Effective Time (the “Working Capital Components”). The Closing Balance Sheet shall set forth a calculation of the Working Capital Components as of the Effective Time (the “Closing Working Capital”), in a manner consistent with the illustrative calculation attached hereto as Exhibit B. During the preparation of the Closing Balance Sheet by Buyer and the period of any dispute with respect to the application of this Section 2.07, each of the Parties shall cooperate with the other Party to the extent reasonably requested to prepare the Closing Balance Sheet or to investigate the basis for any dispute. The Closing Balance Sheet shall be examined by Seller, and Seller shall, no later than 30 days after its receipt of the Closing Balance Sheet (the “Review Period”), notify Buyer in writing if Seller disagrees with the Closing Balance Sheet, identifying with reasonable specificity those items which Seller takes exception with and Seller’s proposed adjustment with respect thereto (an “Objection Notice”). If Seller does not deliver an Objection Notice prior to the expiration of the Review Period, Seller shall be deemed to have accepted the Closing Balance Sheet for the purposes of determining the Closing Working Capital and any Post- Closing Working Capital Adjustment under Section 2.07(b). If Seller gives notice of objections to the Closing Balance Sheet by timely delivering the Objection Notice to Buyer, Seller and Buyer shall, during the 30 days following such delivery (the “Resolution Period”), use their Commercially Reasonable Efforts to reach agreement on the disputed items or amounts (the “Disputed Amounts”). If Seller and Buyer reach an agreement on the Disputed Amounts during the Resolution Period, the agreed upon amount shall constitute the final Closing Working Capital. If Seller and Buyer are unable to resolve the Disputed Amounts during the Resolution Period, such Disputed Amounts shall be referred within 10 Business Days thereafter to BDO USA LLP, or, if such firm is unwilling or unable to accept such appointment, a firm of independent certified public accountants mutually acceptable to Seller and Buyer (in either case, the “Independent Accounting Firm”). The Independent Accounting Firm shall only decide the specific items under dispute by the Parties and may select the position of Seller or Buyer, or may render its own decision as a resolution in an amount that is between the positions of the Parties for each item or amount disputed. The Independent Accounting Firm shall, within 45 days following its engagement, deliver to Seller and Buyer a written report determining the proper treatment of such disputed items, and its determinations shall be conclusive and binding upon the Parties for the purposes of determining the Closing Working Capital and any Post-Closing Working Capital Adjustment under Section 2.07(b), except solely to the extent necessary to correct manifest clerical or mathematical errors. The fees and disbursements of the Independent Accounting Firm acting under this Section 2.07(a) shall be borne proportionately by Seller and Buyer based on the aggregate difference from the corresponding amount(s) determined by the Independent Accounting Firm to the amounts proposed by one Party, as compared to the aggregate difference to such amounts proposed by the other Party. (b) As promptly as practicable, and in any event within seven Business Days after the final determination of the Closing Working Capital pursuant to Section 2.07(a): (i) if there is a Working Capital Surplus, then Buyer shall pay to Seller an amount equal to the Working Capital Surplus, or (ii) if there is a Working Capital Deficit, then Seller shall pay to Buyer an amount equal to the Working Capital Deficit; provided, however, that in the event the Working Capital Deficit is less than $100,000, Buyer shall set off the amount of the Working Capital Deficit against the Holdback Payments; provided, further, that in the event the Working Capital Deficit is greater than $100,000, Buyer, in its sole discretion, may require Seller to pay Buyer the amount of the Working Capital Deficit or may set off the amount of the Working Capital Deficit against any amounts due from Buyer to Seller, including any Holdback Payments, Earnout Payments or Earnout True-up (in each case, such payment being referred to as the “Post-Closing Working Capital Adjustment”). All payments required under this Section 2.07 shall be made in cash by wire transfer of immediately available funds to such bank account(s) as shall be designated in writing by the recipient(s) at least three Business Days prior to the intended date of payment. The Parties hereto agree that payment or other adjustment made pursuant to this Section 2.07 shall be (to the extent permitted by applicable Law) treated as adjustments to the Purchase Price for all Tax purposes. (c) Notwithstanding anything herein to the contrary, in the event that the Aged AR remains as a current asset in the calculation of Closing Working Capital but remains outstanding and uncollected by Buyer on or after the 12-month anniversary of the Closing Date (such aggregate amount, the “Uncollected AR”), then Buyer shall have the right to set off against the Holdback Payment or any Earnout Payment otherwise payable to Seller the aggregate amount of the Uncollected AR; provided, that, in the event of such set off, upon Seller’s election, Buyer will assign to Seller such Uncollected AR, and Seller may pursue the collection of such Uncollected AR in manner consistent with the collection efforts Seller implemented prior to Closing. In the event Buyer assigns such Uncollected AR to Seller, Seller (i) shall not further directly or indirectly assign, by operation of law or otherwise, any of its rights with respect to the collection of such Uncollected AR to any other Person without the prior written consent of Buyer, and (ii) shall pay to Buyer any commissions payable to any Business Employee in connection with any amounts collected under the Uncollected AR. Section 2.08. Allocation of Purchase Price. Within one hundred 120 days following the Effective Time, Buyer shall prepare and deliver to Seller a schedule of the allocation of the Purchase Price (and the Assumed Liabilities, to the extent properly taken into account as consideration under the Code) among the Purchased Assets and the other covenants and agreements set forth herein in accordance with the methodology attached hereto as Schedule 2.08, Section 1060 of the Code, applicable Treasury Regulations and applicable Law (the “Allocation Schedule”). The Allocation Schedule shall be deemed final unless Seller notifies Buyer in writing that Seller objects to one or more items reflected in the Allocation Schedule within 30 days after delivery of the Allocation Schedule to Seller. In the event of any such objection, the Parties shall negotiate in good faith to resolve such dispute; provided, however, that if the Parties are unable to resolve any dispute with respect to the Allocation Schedule within 30 days after the date that Seller delivers the notification described in the preceding sentence, such dispute shall be resolved by the Independent Accounting Firm. The fees and expenses of such accounting firm shall be borne one-half by each of Seller and Buyer. The Parties agree to use the Allocation Schedule for all tax and reporting purposes, including Internal Revenue Service Form 8594, and not to take any contrary position with respect thereto unless required to do so pursuant to a “determination,” within the meaning of Section 1313(a) of the Code. In the event of an adjustment pursuant to this Agreement, the Allocation Schedule shall be revised accordingly by the Parties as soon as reasonably practicable in accordance with Schedule 2.08. Buyer and Seller shall take all actions and file all Tax Returns (including Internal Revenue Service Form 8594) consistent with such revised allocation unless required to do otherwise pursuant to a “determination,” within the meaning of Section 1313(a) of the Code. Section 2.09. Withholding. Buyer shall be entitled to deduct and withhold (or cause to be deducted and withheld) from the consideration otherwise payable pursuant to this Agreement to Seller or any other Person such amounts as Buyer is required to deduct and withhold under the Code, or any Tax Law, with respect to the making of such payment under the Code or any provision of state, local or foreign Tax Law. If Buyer determines that withholding is required under this Section 2.09, Buyer shall provide notice to the Seller reasonably promptly following such determination and such notice shall include the applicable authority under which such withholding is required. To the extent that amounts are so deducted and withheld, and properly and timely paid over to or deposited with the appropriate Taxing Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made. Buyer shall use commercially reasonable efforts to cooperate with any reasonable request from the Seller to avoid or minimize any Tax withholding from the cash consideration payable pursuant to this Agreement. Section 2.10. Commissions. With respect to certain commissions payable to the Business Employees that relate to Accounts Receivable that have not have been paid to or collected by Seller as of the Closing Date, Buyer shall pay such commissions to the applicable Business Employee entitled to such commissions as soon as practicable following the Business Employee Transition Date and in all events within 45 days of Buyer’s receipt of such Accounts Receivable that such commissions relate. With respect to Business Employee commissions that are related to accounts receivable of the Business that have been paid to or collected by Seller on prior to the Closing Date, Seller shall pay all such unpaid commissions to the Business Employees on or prior to the Closing Date, and Seller shall remain liable and responsible for the payment of such commissions. Schedule 2.10 sets forth all outstanding employee commissions of the Business as of immediately prior to Closing and clearly identifies whether such commissions relate to Accounts Receivables of the Business that have been (or have not been) paid to or collected by Seller.

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SELLER As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, Seller hereby represents and warrants to Buyer as of the date hereof and as of the Closing Date as follows: Section 3.01. Organization and Qualification. Seller is a corporation duly organized and in active status under the Laws of the State of Wisconsin. Seller has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as it is now being conducted. Seller is not in violation of any provision of its Articles or Bylaws, respectively. Seller is duly qualified or licensed to do business in each jurisdiction in which it operates and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would be material and adverse to the Purchased Assets or the Business. Schedule 3.01 contains a true and complete list of all states in which Seller maintains any employees of the Business and a true and complete list of all states in which Seller is duly qualified or licensed to transact business. Section 3.02. Subsidiaries. Except as set forth on Schedule 3.02, Seller does not own, directly or indirectly, of record or beneficially, any outstanding voting securities or other equity interests in or control in any corporation, limited liability company, partnership, trust, joint venture, or other entity. Section 3.03. Authority. Seller has the corporate power and authority to execute and deliver this Agreement and the other Transaction Documents delivered to Buyer in connection with the transactions contemplated under this Agreement to which it is a party, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and the other Transaction Documents to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by Seller’s Board of Directors, and no other action on the part of Seller is necessary to authorize the execution and delivery by Seller of this Agreement or the other Transaction Documents to which it is a party and the consummation by Seller of the transactions contemplated hereby and thereby. This Agreement and the other Transaction Documents to which Seller is a party have been duly executed and delivered by Seller and (assuming due authorization, execution and delivery by the counterparties thereto) each of them constitutes a valid and binding agreement of Seller and is enforceable against Seller in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally and limitations imposed by Laws or equitable principles upon the availability of specific performance, injunctive relief or other equitable remedies, regardless of whether such enforceability is considered in a Proceeding at law or in equity (the “Bankruptcy and Equity Exception”). Upon the execution and delivery by Seller of the Transaction Documents to which it is a party, each such Transaction Document will be the legal, valid, and binding obligation of Seller, and enforceable in accordance with their respective terms, as applicable, subject to the Bankruptcy and Equity Exception. Section 3.04. Noncontravention. Except as set forth on Schedule 3.04 or on Schedule 3.05, or as would not be reasonably likely to be material to the Business, the execution and delivery by Seller of this Agreement and the other Transaction Documents does not, and the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof by Seller will not, conflict with or result in any material breach of the terms, conditions, or provisions of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of notice, termination, amendment, cancellation, or acceleration of any obligation or to the loss of rights or benefits, or result in the creation of any Lien upon any of the properties or assets of Seller, including, the Purchased Assets, under (a) any loan, guarantee of indebtedness, or credit agreement, note, bond, mortgage, indenture, lease, Contract, instrument, Permit, concession, franchise, right, or license binding upon Seller, (b) any provision of the Articles or Bylaws of Seller, or (c) any Order or Law applicable to Seller, its properties or assets or the Business. Section 3.05. Government Approvals; Required Consents. Except as set forth on Schedule 3.05, no filing or registration with, or authorization, consent, or approval of, any Governmental Entity or other Person in connection with any Material Contract is required by or with respect to Seller, the Business or the Purchased Assets in connection with the execution and delivery of this Agreement or any other Transaction Document by Seller or is necessary for the consummation of the transactions contemplated hereby or thereby. Section 3.06. Compliance with Laws. (a) The Business is being conducted, and has been conducted since January 1, 2018, and Seller is, and has been since January 1, 2018, in compliance with all applicable Laws, in all material respects, and no investigation or review by any Governmental Entity with respect to Seller or the Business is pending or, to the Knowledge of Seller, threatened. (b) The PPP Loan was obtained by Seller in accordance with all applicable provisions of the Paycheck Protection Program and complies with all applicable eligibility requirements under the Paycheck Protection Program. The applications submitted by Seller to the PPP Lender, both to obtain the PPP Loan and to obtain forgiveness of the PPP Loan, complied with all applicable provisions of the Paycheck Protection Program. Seller has not received notice from any Governmental Entity either that the Governmental Entity has determined that the PPP Loan is not forgivable or will not be forgiven or that the PPP Loan does not comply with Paycheck Protection Program requirements. Seller has not used any portion of the PPP Loan for any purpose that would render any portion of the PPP Loan ineligible for forgiveness under the Paycheck Protection Program. Section 3.07. Financial Statements. Seller has previously furnished to Buyer: (a) audited consolidated balance sheets and consolidated statements of comprehensive operations of the Business for the years ended December 31, 2017 and December 31, 2018 and (b) an unaudited balance sheet and statement of operations of the Business as of October 31 2020, as well as the calculation of Seller’s Working Capital Components as of October 31, 2020 (the October 31, 2020 balance sheet and related statement of income being referred to as the “Interim Financial Statements” and all the financial statements referred being collectively referred to as the “Financial Statements”), copies of which are attached hereto as Schedule 3.07. Except as set forth on Schedule 3.07, the Financial Statements (a) have been prepared in material compliance with GAAP; (b) present fairly, in all material respects, the financial position of Seller as of the dates thereof, and the results of its operations and its cash flows for the periods covered thereby (subject in the case of the Interim Financial Statement, to normal year-end adjustments which are not expected to be material); (c) taken as a whole, are complete and correct in all material respects, and in accordance with the books of account and records of Seller; and (d) taken as a whole, accurately reflect all costs and expenses of the Business in all material respects. Section 3.08. Undisclosed Liabilities. Except as set forth on Schedule 3.08, the Business has no Liabilities or obligations (whether known or unknown, accrued, absolute, or contingent, liquidated or unliquidated or due or to become due), except for: (a) liabilities shown on the Interim Financial Statements; (b) liabilities that have arisen since September 30, 2020 in the Ordinary Course of Business; (c) liabilities incurred in the Ordinary Course of Business and not required by GAAP to be reflected on a balance sheet or the notes thereto; (d) liabilities arising from the transactions contemplated hereby; and (e) liabilities for severance or retention payments due to Selected Employees that are disclosed on Schedule 7.03(b). Section 3.09. Absence of Certain Changes or Events. Except as set forth on Schedule 3.09, or expressly contemplated by this Agreement, since September 30, 2020, Seller has conducted the Business in the Ordinary Course of Business, and Seller in respect of the Business has not: (a) suffered any material damage, destruction, or loss, whether or not covered by insurance; (b) made any material change in the accounting methods or practices it follows, whether for general, financial, or Tax purposes, or any change in depreciation or amortization policies or rates adopted therein; (c) sold, leased, abandoned, or otherwise disposed of any machinery, equipment, or other operating property with an individual book value in excess of $10,000, or an aggregate book value in excess of $30,000, other than in the Ordinary Course of Business; (d) sold, assigned, transferred, licensed, abandoned, cancelled or otherwise disposed of any Intellectual Property, other than non-exclusive licenses granted in the Ordinary Course of Business; (e) disclosed to any Person any material confidential information (including any Trade Secrets and any source code of Assigned Software) of Seller relating to the Business not theretofore generally available to the public, except pursuant to a written agreement with obligations on such Person to protect the confidentiality of any such confidential information; (f) permitted or allowed any of its property or assets to be subjected to any Lien (except Permitted Liens); (g) made any capital expenditure or commitment individually in excess of $10,000 or in the aggregate in excess of $30,000 other than in the Ordinary Course of Business;

(h) paid, loaned, or advanced any amount to, or sold, transferred, or leased any properties or assets to, or entered into any Contract or arrangement with, any Affiliate of Seller; (i) incurred any debt for borrowed money other than trade accounts payable in the Ordinary Course of Business; (j) made any changes in its policies, practices, or methodology of collecting accounts receivable or paying accounts payable or accrued liabilities, and all such collections and payments have been made in the Ordinary Course of Business; (k) settled any litigation or paid any claims against Seller in respect of the Business or any of Seller’s managers, directors or officers (in their capacities as such and with respect to the Business); (l) hired or voluntarily terminated the employment or engagement of any officers, employees, consultants or independent contractors providing services to the Business; (m) instituted any increase in excess of 3% in any compensation payable to any officer, employee, consultant or independent contractor of the Business or in any profit- sharing, bonus, incentive, deferred compensation, insurance, pension, retirement, medical, hospital, disability, welfare, or other benefits made available to officers, employees, consultants or independent contractors of the Business; (n) except as required by applicable Law and set forth on Schedule 3.09, prepared or filed any Tax Return inconsistent with past practice or, on such Tax Return, changed any tax election or position taken or adopted any method of Tax accounting inconsistent with elections made, positions taken or methods used in preparing or filing similar Tax Returns in prior periods, or consented to any extension or waiver of the statute of limitations period applicable to any Tax claim or assessment; (o) written off any accounts receivable or issued any credit to a customer of the Business individually in excess of $10,000 or in the aggregate in excess of $30,000; (p) made, entered into, modified, or amended in any material respect or terminated (i) Seller’s relationship with any Material Customer, (ii) any Material Contract, or (iii) any other Contract entailing annual payments in excess of $20,000; (q) experienced a Material Adverse Effect or any event that would reasonably be expected to result in a Material Adverse Effect; or (r) agreed or committed to do any of the foregoing. Section 3.10. Absence of Litigation. Except as set forth on Schedule 3.10, neither Seller nor any officer or other employee of Seller, in his or her capacity as such, which respect to the Business is or since January 1, 2018 Seller been: (a) subject to any outstanding or, to the Knowledge of Seller, threatened Order, ruling, or charge; or (b) a party or, to the Knowledge of

Seller, threatened to be made a party, to any Proceeding in, or before any Governmental Entity. There is no Proceeding pending, or to the Knowledge of Seller, threatened, that questions the legality or propriety of the transactions contemplated by this Agreement or that would reasonably be expected to prevent, hinder or delay the consummation of the transactions contemplated hereby. Section 3.11. Facilities. (a) Seller does not own and has not owned any real property interest or buildings in connection with the Business. (b) Schedule 3.11 sets forth a correct and complete list of all real property leased by Seller in connection with the Business (the “Leased Real Property”). Correct and complete copies of the real estate leases, including any amendments or addendums pertaining to Seller’s use or occupation of such real property (the “Real Property Leases”) have been delivered to Buyer. With respect to each Real Property Lease: (i) Such lease constitutes the entire agreement to which Seller is a party with respect to the real property leased thereunder; (ii) Seller has a good and valid leasehold interest in the real property leased thereunder, free of all liens except any liens set forth in such Real Property Lease. Seller has not assigned, sublet, transferred, conveyed, encumbered, mortgaged or conveyed in trust any interest in such leasehold; (iii) To the extent obligated to do so pursuant to the terms of such lease, Seller has paid all property taxes that are due and owing with respect to the real property leased thereunder; (iv) Such lease is in full force and effect as against Seller and, to the Knowledge of Seller, as against the other parties thereto. There is no existing breach or default by Seller under such lease, or, to the Knowledge of Seller, by any other party thereto, and Seller has not received written notice of any act or omission that constitutes, or with the passage of time or the giving of notice, or both, would constitute a breach or default under such lease; and (v) There is no Proceeding pending against Seller or, to the Knowledge of Seller, threatened against Seller or any third party that would materially interfere with the quiet enjoyment by Buyer of the real property leased under such lease. (vi) Except as set forth on Schedule 3.11, Seller has not received any written notice of or have cause to reasonably believe that a fact or condition exists which is reasonably likely to result in discontinuation of presently available (or otherwise necessary for current use) water, sewer, gas, electric, telephone, drainage facilities and other utilities and services, or vehicular access, to and from, the Leased Real Property. (vii) Except as set forth on Schedule 3.11, the Lease Real Property, and all buildings, building systems and equipment, improvements, structures, driveways, parking areas, sidewalks, amenities and fixtures appurtenant thereto, are in good condition and repair (other than any defects that are not readily observable), normal wear and tear excepted, and there are no defects (other than defects that are not readily observable) or, to the Knowledge of Seller, deferred maintenance conditions with respect thereto which would impair the day-to-day use of same for the operation of the Business or subject Buyer to any liability or any applicable legal requirements. (viii) To the Knowledge of Seller, the Leased Real Property and its present use by Seller does not violate or conflict with any covenants, conditions or restrictions applicable to such facilities or any applicable Governmental Entities. All consents or approvals required in connection with the present use of the Leased Real Property by Seller have been obtained and maintained. Section 3.12. Title to Assets; Condition of Assets. (a) Except as set forth on Schedule 3.12(a), Seller has good and valid title to all of the Purchased Assets, free and clear of all Liens, except for Permitted Liens, and no financing statement covering all or any portion of the Purchased Assets and naming Seller as debtor (other than any financing statement pertaining to any Permitted Lien) has been filed in any public office which will not be released on or before the Effective Time, and Seller has not signed any financing statement or security agreement as debtor or borrower which financing statement or security agreement covers all or any portion of the Purchased Assets which will not be released on or before the Effective Time. As of the Effective Time, Buyer will acquire the Purchased Assets free and clear of all liabilities, liens, leases, charges, claims, licenses, rights, encumbrances and restrictions on transfers, except those that may arise from acts of Buyer or any Permitted Liens. (b) All Tangible Personal Property has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is sufficient for the purposes for which it is now used. (c) Except for those assets to be made available to Buyer pursuant to the China Services Agreement, or as otherwise set forth on Schedule 3.12(c), the Purchased Assets: (i) constitute all the assets and properties used by Seller in the operation of the Business (including all books, records, computers, and computer programs and data processing systems) and (ii) are sufficient and adequate for the Business as currently conducted. There are no assets used in the Business that will not be owned or available for use by Buyer immediately after the Closing on the same terms as the date of this Agreement other than assets disposed of in the Ordinary Course of Business or set forth on Schedule 3.12(c). Section 3.13. Employees. (a) Schedule 3.13(a) sets forth the following information for each full-time, part-time, or temporary employee, or officer of Seller providing services primarily to the Business (the “Business Employees”), or any consultant or independent contractor providing services primarily to the Business (the “Contractors”) including for each such employee on leave of absence or layoff status: name, employer company, job title, current employment status, exempt/non-exempt classification, date of hire, current annual salary, target bonus opportunity for 2020, 2019 and 2020 bonuses paid or accrued, and accrued vacation and time off as of December 3, 2020. Seller has delivered to Buyer true and complete copies of each written employment Contract and offer letter, and a written summary of each material verbal employment Contract and offer letter, in each case including any amendments thereto, that exists for the Business Employees and/or Contractors. (b) With respect to the Business Employees, Seller is not a party to any collective bargaining Contract. There is no, nor have there been in the past five years, any strikes, boycotts, handbilling, picketing, walkouts, demonstrations, leafletting, sit-ins, sick- outs, slowdowns, stoppages, or any other forms of organized labor disruptions, nor are there any pending or, to the Knowledge of Seller, threatened against Seller with respect to the Business. To the Knowledge of Seller, no union-organizing activities have taken place or are taking place presently with respect to the Business. (c) With respect to the Business, Seller is, and has been since January 1, 2018, in compliance with all applicable Laws, in all material respects, relating to labor and employment, including Laws regarding fair employment practices, terms and conditions of employment, applicant and employee background checking, wages (including overtime wages and the proper classification of employees as “exempt” or “nonexempt”), withholding of taxes, employment discrimination, disability rights and benefits, labor relations, pay equity, civil rights, sexual or other harassment, working hours, industrial relations, employment practices, working conditions, equal employment opportunity, affirmative action, leaves of absence, employee benefits, plant closing, mass layoff, occupational safety and health, visa, immigration and required documentation, and workers’ compensation (collectively, the “Labor Laws”). With respect to the Business, each Person classified by Seller as an “independent contractor,” consultant, volunteer, subcontractor, “temp,” leased employee, or other contingent worker is properly classified in all material respects under all governing Law. With respect to the Business, Seller is and has been in material compliance with all Laws relating to the employment of Persons who are not citizens of the country in which they are employed, and all Laws relating to the documentation and recordkeeping of employees’ work authorization status. (d) There are no charges, complaints or Proceedings before the Equal Employment Opportunity Commission, Department of Labor or any other Governmental Entity responsible for regulating employment practices, or other Proceedings related to employees, pending or, to the Knowledge of Seller, threatened against Seller with respect to the Business, the Business Employees or the Contractors.2 Section 3.14. Employee Benefit Plans. (a) Schedule 3.14(a) lists: (i) all bonus (including retention bonuses), incentive compensation, commission, equity incentive, phantom equity, profit-sharing, deferred compensation, change of control, pension, retirement, health, welfare, medical, retiree 2 Note to draft: This is risk allocation.

medical, disability, or life insurance, supplemental retirement, severance, or other benefit plans, programs, or arrangements, and all employment, termination, severance, or other Contracts, whether formal or informal, to which Seller is a party, with respect to which any Seller has any obligation or that are maintained, contributed to, or sponsored by Seller for the benefit of any current or former employee, officer or director of the Business; and (ii) any Contracts, arrangements, or understandings between Seller or any of its Affiliates and any current or former employee of the Business relating to a sale, merger, change in control or other disposition of the Business, in each case, sponsored, maintained or contributed to by Seller or any ERISA Affiliate or under which Seller or any ERISA Affiliate has any liability or obligation (actual or contingent) to provide compensation and/or benefits to any Business Employee (collectively, the “Employee Benefit Plan”). With respect to each Employee Benefit Plan, Seller has delivered to Buyer a correct and complete copy of each of the following: (i) all plan documents and amendments, trust agreements, and insurance and annuity contracts and policies, (ii) the most recent favorable IRS determination or opinion letter with respect to each Employee Benefit Plan that is intended to be “qualified” within the meaning of Section 401(a) of the Code, (iii) the three most recently filed Forms 5500 plus all schedules and attachments, if applicable, (iv) the most recent summary plan description and any subsequent summaries of material modifications thereto otherwise provided to employees or former employees that describes the terms of the Plan, if applicable, (v) any correspondence and other materials submitted to or received from the IRS or U.S. Department of Labor in connection with any correction program with respect to any Plan, and (vi) any nondiscrimination tests performed during the last two plan years to the extent the Employee Benefit Plan is subject to nondiscrimination testing. (b) Except as disclosed in Schedule 3.14(b), (i) each Employee Benefit Plan is in material compliance with applicable laws (including ERISA and the Code) and has been funded, administered, maintained, and operated, in form and in operation, in all material respects in accordance with the terms of such Employee Benefit Plan and all applicable laws (including ERISA and the Code); (ii) each Employee Benefit Plan which is intended to be “qualified” within the meaning of Section 401(a) of the Code has received, or is the subject of, a favorable determination letter or opinion letter from the IRS, and nothing has occurred and no condition exists which would reasonably be expected to adversely affect the qualification of any Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code; (iii) neither Seller nor any employee or officer nor any other “disqualified person” or “party in interest,” who is a fiduciary with respect to such Employee Benefit Plan (as defined in Section 4975(e)(2) of the Code and Section 3(14) of ERISA, respectively) has committed a breach of any responsibility or Liability imposed upon fiduciaries under Title I of ERISA with respect to such Employee Benefit Plan or engaged in any non-exempt prohibited transaction in connection with any Employee Benefit Plan that would result in the imposition of a penalty or fine pursuant to Section 502 of ERISA or a Tax pursuant to Section 4975 of the Code; and (iv) neither Seller nor any ERISA Affiliate of Seller has any obligation to contribute to or any current or potential Liability (including actual or potential withdrawal Liability) with respect to any “multiemployer plan” (as defined in Section 3(37) of ERISA), any “defined benefit plan” (as defined in Section 3(35) of ERISA) or any employee benefit plan subject to Title IV of ERISA or of the type described in Section 4063 or 4064 of ERISA, any multiple employer plan (as defined in Section 413(c) of the Code), any “funded welfare plan” within the meaning of Section 419 of the Code, or any “multiple employer welfare arrangement” (as defined under Section 3(40) of ERISA). (c) All contributions, premiums, or payments required to be made with respect to any Employee Benefit Plan have been made on, before their due dates, or within the applicable grace period for payment without default or have been properly accrued. Section 3.15. Contracts. Except as set forth on Schedule 3.15 (and specifically identified on the date hereof and as of the Closing Date by reference to the applicable categories set forth in (a) through (m) below), with respect to the Business, the Purchased Assets and the operation thereof, Seller is not a party to or bound by: (a) any Contract whereby Seller licenses or otherwise grants any Person the right to use any Assigned Intellectual Property other than purchase orders for Business Software subscriptions made in the Ordinary Course of Business; (b) any Contract whereby Seller is granted the right to use any Licensed Intellectual Property (other than licenses to Seller of any Third-Party Software that is commercially available without customization that has general applicability to businesses); (c) any independent contractor or similar Contract that is not terminable on 30 days’ notice or less without penalty, Liability, or premium of any type; (d) any Contracts that: (i) restrict the ability of Seller to engage in any line or type of business or from competing with any Person; (ii) commit Seller to an exclusive purchase relationship with any vendor; (iii) commit Seller to provide any product or service exclusively to a particular customer; (iv) prohibit Seller from soliciting any Person to become a customer or employee of Seller; or (v) grant to any Person a right of first refusal or right of first offer on the sale of any part of the Business; (e) any currently effective or prior collective bargaining or union Contract with respect to its employees; (f) any surety bonds and any Contracts involving a guarantee of any obligations of other Persons by Seller or any Contracts to acquire or guarantee any obligations of other Persons by Seller; (g) any loans, notes, credit facilities, lines of credit, standby financing, revolving credit, or other similar financing arrangements of any sort, other than trade payables incurred in the Ordinary Course of Business; (h) any Contracts creating or permitting the creation of any Lien (other than any Permitted Lien) on the assets of Seller used in the Business; (i) any Contracts, other than this Agreement and the other Transaction Documents, that provide for the acquisition or disposition of (i) any business or assets (other than Intellectual Property) used in the Business with a fair market value of $10,000 or more, or (ii) any Intellectual Property (in each case, whether by merger, sale of stock, sale of assets, license, or otherwise); (j) any Contracts under which Seller has advanced, other than reimbursable expenses or similar advances, or loaned money to: (i) its Affiliates, (ii) any officer, director, or employee of Seller or any of its respective Affiliates; or (iii) any other Person, other than pursuant to the payments terms of any purchase order made in the Ordinary Course of Business; (k) any Contracts providing for notice, the payment of compensation or other benefits, or creating or triggering any rights of acceleration, consent, termination, modification, cancellation, loss of rights, or other rights or obligations in the event of a sale or change in control of the Business or its assets; (l) any Contracts that provide for a most-favored pricing provision for any customer; or (m) any Contract between Seller, on the one hand, and the Material Customers or Material Vendors, on the other hand, other than any purchase orders made in the Ordinary Course of Business. The Contracts set forth or required to be set forth on any of Schedules 3.15 and 3.17 are referred to herein collectively as the “Material Contracts.” Seller has delivered to Buyer or its representatives a true and correct copy of each written Material Contract. Except as set forth on Schedule 3.15, each Material Contract listed on Schedule 2.01(e) and Schedule 2.01(g) is valid, binding, in full force and effect on Seller in accordance with its terms, in each case without breaching the terms thereof or resulting in the forfeiture or impairment of any material rights thereunder. Except as set forth in Schedule 3.05, each Material Contract listed on Schedule 2.01(e) and Schedule 2.01(g) will be enforceable after the Closing in accordance with its terms without the consent, approval, or act of, or the making of any filing with, any other Person, subject to the Bankruptcy and Equity Exception. Since January 1, 2019, Seller has not received any notice of termination, notice of a force majeure event or notice of any other material issue or material dispute related to any such Material Contract listed on Schedule 2.01(e) and Schedule 2.01(g), including those issues or disputes related to Business operations, performance, ability to perform, financial condition or prospects and, to the Knowledge of Seller, no party to any such Material Contract listed on Schedule 2.01(e) and Schedule 2.01(g) intends to cancel, withdraw, modify, or amend such Material Contract or delay or defer any payment or performance obligation under such Material Contract. Except as set forth on Schedule 3.15, Seller is not in material default under or in material breach or violation of, nor, to the Knowledge of Seller, is there any valid basis for any claim of material default by Seller under, or material breach or violation by Seller of, any provision of any Material Contract listed on Schedule 2.01(e) and Schedule 2.01(g). Except as set forth on Schedule 3.15, to the Knowledge of Seller, no other party is in material default under, or in material breach or violation of, nor is there any valid basis for any claim of material default by any other party under or any material breach or violation by any other party of, any Material Contract listed on Schedule 2.01(e) and Schedule 2.01(g). Seller is not currently renegotiating any of the Material Contracts or paying liquidated damages in lieu of performance thereunder.

Section 3.16. Environmental Matters. Except (x) to the extent set forth in any environmental reports, studies, reviews and audits, building inspections, and other documents relating to environmental, health or safety liabilities either (i) prepared or commissioned by or on behalf of Buyer or Buyer’s Affiliates or (ii) identified on Schedule 3.16: (a) No environmental, health and/or safety reports, testing or audits (including Phase I environmental reports) with respect to the Leased Real Property have been prepared or commissioned by Seller or are otherwise within the possession of Seller. (b) With respect to the Business and the operation thereof, Seller is in material compliance with all applicable Environmental Laws. There is no pending or threatened Proceeding, or inquiry or information request, by any Governmental Entity relating to any Environmental Law involving the Business or Purchased Assets. With respect to the Business and the Leased Real Property, Seller has not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or released any Hazardous Materials other than in material compliance with all applicable Environmental Laws. (c) With respect to the Business and the operation thereof, Seller is not a party to or bound by any Order, including any court order, administrative order, consent order, or other Contract between Seller and any Governmental Entity entered into in connection with any legal obligation or Liability arising under any Environmental Law. (d) There is no asbestos-containing material at the Leased Real Property. (e) Neither this Agreement nor the consummation of the transactions that are the subject to this Agreement will result in any site investigation or clean up, or notification to or consent of government agencies or third parties pursuant to any of the so-called “transaction-triggered” or “responsible property transfer” requirements under Environmental Law. The representations and warranties set forth in this Section 3.16 are Seller’s sole and exclusive representations and warranties regarding environmental matters. Section 3.17. Intellectual Property. (a) Schedule 3.17(a) sets forth a true and complete list of the following Assigned Intellectual Property: (i) all Patents; (ii) all registered and applied for Trademarks in all countries of the world; (iii) all registered Copyrights and all social media accounts and domain names and applications for registration the same (items (i) through (iii), the “Assigned Registered IP”); and (iv) a list of Seller’s material unregistered Trademarks in all countries of the world. Except as disclosed in Schedule 3.17(a), with respect to the Intellectual Property set forth on Schedule 3.17(a): (i) all Assigned Registered IP is valid and in force; (ii) Seller has the sole and exclusive right to bring actions for infringement, misappropriation or unauthorized use of the Assigned Intellectual Property; (iii) Seller has paid all maintenance and prosecution fees relating the Assigned Registered IP that are or were due as of or prior to the date hereof; and (iv) Seller has not taken any action that would materially impair or otherwise materially adversely affect its rights in such Assigned Intellectual Property. (b) Schedule 3.17(b) sets forth a true and complete list of all Business Products including any product or service currently under development and scheduled for commercial release within 90 days following the date of this Agreement, for each such Business Product (and each version thereof) identifying its release date. (c) Except as otherwise set forth on Schedule 3.17(c), Seller is the exclusive owner of all right, title and interest (including beneficial interest) in and to each item of the Assigned Intellectual Property, free and clear of any Liens (except Permitted Liens). Except as otherwise set forth on Schedule 3.17(c), There are no pending or, to the Knowledge of Seller, threatened interferences, reexaminations, oppositions, or cancellation Proceedings involving any Assigned Intellectual Property. There are no pending or, to the Knowledge of Seller, threatened Proceedings contesting the validity, ownership, enforceability, scope of, or Seller’s right to use, sell, license, distribute, or dispose of, the Assigned Intellectual Property. (d) The operation and conduct of the Business does not infringe, misappropriate or otherwise violate, and has not infringed, misappropriated or otherwise violated, any Intellectual Property of any third party. In the three years prior to the date of this Agreement, Seller has not received any written notice from a third party (i) claiming infringement, misappropriation or other violation of Intellectual Property owned by such third party in connection with the conduct of the Business, (ii) asserting the invalidity or unenforceability of, or challenging Seller’s ownership or use of, any Assigned Intellectual Property or (iii) inviting Seller to take a license under any Intellectual Property of a third party or consider the applicability of any Intellectual Property of a third party to the conduct of the Business. To the Knowledge of Seller, no third party is infringing, misappropriating or otherwise violating any Assigned Intellectual Property. (e) Except under the licenses identified on Schedule 3.15(b), which includes all licenses with respect to Third-Party Software that is commercially available without customization that has general applicability to businesses, Seller owes no royalties or other payments to third parties in respect of any Assigned Intellectual Property or Licensed Intellectual Property. No Person who has licensed to Seller any Licensed Intellectual Property that is material to the Business, has ownership rights, or has the right to grant third parties licenses, to any derivative works or improvements of such Licensed Intellectual Property made by or on behalf of Seller. (f) The Assigned Intellectual Property and Licensed Intellectual Property constitute all of the Intellectual Property used by Seller in the Business and are sufficient and adequate for the Business as currently conducted. (g) Seller has at all times taken commercially reasonable steps to protect the confidentiality of any confidential and proprietary information, including Trade Secrets, included in the Assigned Intellectual Property. Each employee, contractor, agent, consultant or other Person engaged by Seller that has created, developed or improved any

Intellectual Property that is material to the Business has entered into a written non- disclosure and invention assignment agreement whereby such employee and contractor assign all of their right, title and interest in and to such Intellectual Property to Seller. Seller has delivered to Buyer copies or forms of agreements under which any employees, agents, consultants, contractors, or other Persons who have created, developed or improved any Intellectual Property material to the Business on behalf of Seller or any predecessor in interest thereto. To the Knowledge of Seller, there has been no material unauthorized disclosure or use of confidential and proprietary information, including Trade Secrets included in the Assigned Intellectual Property by any other Person. (h) No funding of any Governmental Entity was used, directly or indirectly, to develop or create, in whole or in part, any Assigned Intellectual Property. Seller is not and has never been a member or promoter of, or a contributor to, any industry standards body or similar organization that could compel Seller to grant or offer to any third party any license or right to any Assigned Intellectual Property. (i) Except as set forth on Schedule 3.17(i), the Business Products do not incorporate or otherwise use any open source software, freeware, or other software distributed under similar licensing or distribution models (including software licensed or distributed under GNU’s General Public License (GPL) or Lesser/Library GPL (LGPL), the Artistic License, the Mozilla Public License, the Netscape Public License, the Sun Community License (SCSL), the Sun Industry Standards License (SISL), the BSD License, or the Apache License) (collectively, the “Open Source Software”) that in any way obligates Seller to (i) disclose to any third party the source code for any Assigned Software, (ii) permits any third party the right to make derivative works based upon any Assigned Software; or (iii) permits any third party to redistribute any Assigned Software at no or minimal charge. Seller is in material compliance with the applicable requirements of the open source license for each of the Open Source Software programs set forth on Schedule 3.17(j). (j) Except as set forth on Schedule 3.17(j), Seller has not disclosed, delivered or licensed to any Person or agreed or obligated itself to disclose, deliver or license to any Person, or permitted the disclosure or delivery to any escrow agent or other Person of, nor has there been any unauthorized or inadvertent disclosure of, any source code of Assigned Software. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, require the disclosure, delivery or license by the Seller of any source code of Assigned Software, other than disclosures to employees and consultants involved in the development of Business Products. Without limiting the foregoing, neither the execution nor performance of this Agreement nor the consummation of any of the transactions contemplated hereby will result in a release from escrow or other delivery to a third party of any source code of Assigned Software. (k) Seller implements commercially reasonable measures designed to prevent the introduction of viruses, worms, Trojan horses, malware or other harmful or malicious code or components (“Malicious Code”) into Assigned Software, including firewall protections and regular virus scans. To the Knowledge of Seller, the Assigned Software does not contain any Malicious Code. (l) Seller has taken commercially reasonable steps to protect from Malicious Code the information technology systems used in the Business including any such systems that are used to provide Business Products (the “IT Systems”). Seller has in place commercially reasonable disaster recovery plans and procedures for the IT Systems and has taken commercially reasonable steps to safeguard the security of the IT Systems. There have been no unauthorized intrusions or breaches of security with respect to the IT Systems. (m) None of the Business Products (i) contains any bug, defect, or error that materially and adversely affects the use, functionality, or performance of such Business Product when used in accordance with its specifications and applicable documentation or (ii) fails to comply with any applicable warranty or other contractual commitment relating to the use, functionality, or performance of such Business Product. (n) Seller is the exclusive owner of all right, title, and interest in and to all data files, databases and other data collected, owned, held or purported to be owned, held or collected by Seller in connection with its conduct of the Business, including all data relating to users of the Business Products (the “Business Data”), free and clear of any Liens (except Permitted Liens). Seller has the right to store, process, use or otherwise make available all Business Data without obtaining any permission or authorization of any Person. Section 3.18. Taxes. Except as set forth on Schedule 3.18: (a) Seller has timely filed all Tax Returns with respect to the Purchased Assets and the Business that were required to be filed and has paid all Taxes which are due (whether or not shown on any Tax Return). All such Tax Returns are complete and accurate in all material respects and disclose all Taxes required to be paid by Seller for the periods covered thereby. (b) Seller has not waived any statute of limitations in respect of Taxes related to the Purchased Assets or the Business or agreed to any extension of time with respect to a Tax assessment or deficiency. (c) There is no, and during the past five years there has been no, Proceeding, audit or assessment pending or proposed or threatened in writing or, to the Knowledge of Seller, other than in writing, with respect to Taxes of Seller related to the Purchased Assets or the Business. (d) All deficiencies asserted or assessments made as a result of any examination of the Tax Returns referred to in Section 3.18(a) have been paid in full or otherwise resolved. (e) There are no Tax rulings, requests for rulings, or closing agreements entered into by Seller that could affect Seller’s or Buyer’s Liability for Taxes with respect to the Purchased Assets or the Business for any period after the Effective Time.

(f) All Taxes with respect to the Purchased Assets or the Business which Seller is required by applicable Law to withhold or to collect for payment have been duly withheld and collected and have been paid or will be timely paid to the appropriate Governmental Entity. (g) No claim has ever been made in writing or, to the Knowledge of Seller, other than in writing, by any Taxing Authority in a jurisdiction where Seller does not or has not filed Tax Returns that Seller was, is or may be subject to taxation by such jurisdiction with respect to the Purchased Assets or the Business. Section 3.19. Related Party Transactions. (a) Except as set forth on Schedule 3.19(a) or pursuant to employment Contracts set forth on Schedule 3.15, there are no Contracts or other arrangements (other than in a capacity related to the ownership of capital stock or with respect to employment or engagement as an individual independent contractor) between Seller and any officer or director of Seller, or any Affiliate of any such officer, director, or Seller. Except as set forth on Schedule 3.19(a), any such Contract was negotiated at arm’s-length and is subject to market terms and conditions which a party would reasonably negotiate and accept upon entering an agreement with an independent third party. Except as set forth on Schedule 3.19(a), no director or officer of Seller: (i) owns any shares of stock or other securities (other than ownership of publicly traded securities or mutual funds) of, or has any other material interest in, any Person that has a business relationship (as creditor, lessor, lessee, supplier, dealer, distributor, franchisee, customer, or otherwise) with Seller in connection with the Business; (ii) owns or has any material interest in any of the Purchased Assets; or (iii) has any material business relationship (other than as a director or officer) with Seller. (b) Schedule 3.19(b) sets forth a list of all services provided by any Affiliate of Seller to the Business utilizing assets not owned or leased by Seller and the amount paid by the Business during the 10-month period ended October 31, 2020 with respect to such services. Section 3.20. Insurance Policies. Seller has delivered to Buyer a true and complete list of all insurance policies, self-insurance arrangements and surety bonds currently in effect that insure the Business or Seller with respect to the Business and all pending claims thereunder, including all policies of life, title, liability, fire, casualty, business interruption, workers’ compensation, and other forms of insurance insuring Seller with respect to the Business and its directors and officers (in their capacities as such), assets, properties, and operations (collectively, the “Insurance Policies”). All premiums due as of the date hereof on such Insurance Policies have been paid. Seller has not received any notice of cancellation or other indication that any such Insurance Policy is no longer in full force or effect or will not be renewed or that the issuer of any such Insurance Policy is not willing or able to perform its obligations thereunder. Seller is not in default under any provisions of any such Insurance Policy. Except as set forth on Schedule 3.20, all such Insurance Policies are in full force and effect and sufficient for all applicable requirements of Law.

Section 3.21. Brokers. Except as set forth on Schedule 3.21, Seller is not obligated for the payment of fees or expenses of any broker or finder in connection with the origin, negotiation, or execution of this Agreement or the other Transaction Documents or in connection with any transaction contemplated hereby or thereby. Section 3.22. Customers and Vendors. Schedule 3.22 sets forth a list of (a) the top 25 customers of the Business by revenue for the 12 months ended September 30, 2020, and fiscal years 2019 and 2018, and (b) the top 25 vendors of the Business by spend, in each case during the 12 months ended September 30, 2020, and fiscal years 2019 and 2018 (collectively, the “Material Customers” and “Material Vendors,” as applicable). Except as set forth on Schedule 3.22, no such Material Customer has indicated in writing within the past year that it will stop or materially decrease its level of business with the Business or otherwise materially and adversely modify its relationship with the Business. No such Material Vendor has indicated in writing within the past year that it will stop, materially limit, or otherwise materially and adversely modify its relationship with the Business. Section 3.23. Accounts Receivable and Accounts Payable. (a) Except as set forth on Schedule 3.23(a), the Accounts Receivable reflected on the Interim Financial Statements and the Accounts Receivable arising after the date thereof (i) have arisen from bona fide transactions entered into by Seller involving the sale of goods or the rendering of services in the Ordinary Course of Business; and (ii) constitute only valid, undisputed claims of Seller not subject to claims of set-off or other defenses or counterclaims other than normal cash discounts accrued in the Ordinary Course of Business. The reserve for bad debts, if any, shown on the Interim Financial Statements or, with respect to Accounts Receivable arising after the date shown on the Interim Financial Statements, on the accounting records of Seller has been determined in accordance with GAAP, consistently applied, subject to normal year-end adjustments and the absence of disclosures normally made in footnotes. (b) Except as set forth on Schedule 3.23(b), Seller has managed, and will continue to manage, the Accounts Payable in the Ordinary Course of Business through the Effective Time. Without limiting the generality of the foregoing, Seller has not delayed the payment of any Account Payable beyond the Ordinary Course of Business in anticipation of the transactions contemplated by this Agreement. Section 3.24. Permits. Schedule 3.24 sets forth a list of all licenses, permits, franchises, approvals, authorizations, consents, clearances, or Orders of, or filings with, any Governmental Entity, whether foreign, federal, state, or local, necessary for the past or present conduct of, or relating to, the operation of the Business (the “Permits”) which have been issued to or are held by Seller in connection with the Business or the operation thereof. Except as set forth on Schedule 3.24: (a) such listed Permits are the only Permits that are required for Seller to conduct the Business as presently conducted and (b) Seller is in material compliance with the terms of each such Permit and, to the Knowledge of Seller, no suspension or cancellation of such Permits is threatened and there is no basis for believing that such Permits will not be renewable upon expiration.

Section 3.25. Books and Records. Except as set forth on Schedule 3.25, the books and records of Seller with respect to the Business accurately reflect in all material respects the assets, liabilities, business, financial condition, and results of operations of the Business. Except as set forth on Schedule 3.25, Seller maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (a) transactions are executed in accordance with management’s general or specific authorizations, and (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with historical practice and to maintain asset accountability. Section 3.26. Certain Payments; Foreign Corrupt Practices Act. With respect to the Business and the Purchased Assets, neither Seller nor, to the Knowledge of Seller, any of its directors, officers, representatives, agents or employees, has directly or indirectly (a) used or is using any funds of Seller for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) used or is using any funds of Seller for any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees or any employees of a foreign or domestic government-owned entity, (c) violated or is violating any provision of the Foreign Corrupt Practices Act of 1977 or any other anticorruption law applicable to Seller, (d) made, offered, authorized or promised any unlawful payment, rebate, payoff, influence payment, contribution, gift, bribe, rebate, kickback, or any other thing of value to any government official or employee, political party or official, or candidate, regardless of form, to obtain favorable treatment in obtaining or retaining business or to pay for favorable treatment already secured, (e) established or maintained, or is maintaining, any fund of corporate monies or other properties for the purpose of supplying finds for any of the purposes described in the foregoing clause (d), or (f) made any bribe, unlawful rebate, payoff, influence payment, kickback or other similar payment of any nature. Except as set forth on Schedule 3.26, the books of account and other financial records of Seller with respect to the Business represent actual, bona fide transactions. Section 3.27. Privacy Laws. (a) Except as set forth on Schedule 3.27, with respect to the Business and the Purchased Assets, Seller complies, in all material respects, with all applicable Laws and its own published, posted and internal agreements and policies (“Privacy Laws”) with respect to: (i) personally identifiable information (including name, address, telephone number, electronic mail address, social security number, bank account number or credit card number), sensitive personal information and any special categories of personal information regulated thereunder or covered thereby (“Personal Information”) (including such Personal Information of visitors who use the websites of Seller); (ii) non-personally identifiable information (including such Personal Information of visitors who use the websites of Seller); (iii) spyware and adware; (iv) the procurement or placement of advertising from or with Persons and websites; (v) the use of internet searches associated with or using particular words or terms; and (vi) the sending of solicited or unsolicited electronic mail messages. (b) Except as set forth on Schedule 3.27, Seller posts all policies (other than purely internal agreements and policies) required to be posted under applicable Law with respect to the matters set forth in Section 3.27(a) on its website in material conformance with Privacy Laws. (c) To the Knowledge of Seller, with respect to the Business and the Purchased Assets, (i) Seller does not serve advertisements into advertising inventory created by downloadable Software that launches without a user’s express activation; and (ii) Seller has not received a material volume of consumer complaints relative to software downloads that resulted in the installation of any of Seller’s tracking technologies. (d) Except as set forth on Schedule 3.27, with respect to the Business and the Purchased Assets, Seller has taken commercially reasonable steps to protect the operation, confidentiality, integrity and security of its Software, systems and websites and all information and transactions stored or contained therein or transmitted thereby against any unauthorized or improper use, access, transmittal, interruption, modification or corruption, and there have been no breaches of same. Without limiting the generality of the foregoing, except as set forth on Schedule 3.27, Seller (i) uses adequate-strength encryption technology of at least 128-bit and (ii) has implemented a commercially reasonable security plan that (A) identifies internal and external risks to the security of the confidential information of Seller and its Affiliates and Personal Information and (B) implements, monitors and improves adequate and effective safeguards to control those risks. Section 3.28. Government Contracts. Schedule 3.28 sets forth each Contract between Seller and a Governmental Entity with respect to the Business, including any prime contractor, higher-tier subcontractor or grantee under such Contract (each, a “Governmental Contract”). To the Knowledge of Seller, each Governmental Contract was legally awarded and is not subject to any bid or award protest Proceedings and, to the Knowledge of Seller, there is no reasonable basis for any such Proceedings. Seller has complied in all material respects with all requirements of applicable Law and procedures and all terms and conditions with respect to each such Governmental Contract. Except as set forth on Schedule 3.28, Seller is not a party to any valid Governmental Contract where the goods or services purchased, or identified to be purchased, by a Governmental Entity under such Governmental Contract were outside the scope of such Governmental Contract. To the Knowledge of Seller, all facts set forth in or acknowledged by any representations, certifications or disclosure statements made or submitted by or on behalf of Seller in connection with any Governmental Contract were current, accurate and complete as of the date of their submission. To the Knowledge of Seller, no facts exist that could give rise to a material claim for price adjustment under applicable Law or to any other request for a material reduction in the price of any Governmental Contract. To the Knowledge of Seller, there are neither any outstanding material claims nor disputes against Seller relating to any Governmental Contract nor any facts or allegations that would reasonably be expected to give rise to such a claim or dispute in the future, and no Governmental Entity, prime contractor, higher-tier subcontractor or grantee under any Governmental Contract has notified Seller of any actual or alleged violation of breach of any Law, representation, certification, disclosure obligation, Contract term, condition, clause, provision or specification with respect to any Governmental Contract. No Government Contract is subject to the McNamara-O’Hara Service Contract Act of 1965, as amended. To the Knowledge of Seller, no facts exist that could reasonably be expected to give rise to Liability to Seller or Business under the Federal False Claims Act (31 U.S.C. §§ 3729, et seq.). During the past three years, Seller has not undergone, nor is undergoing, any audit, review, inspection, investigation, survey or examination of records relating to any Governmental Contract outside the Ordinary Course of Business. Seller neither has been nor is currently suspended, debarred or, to the Knowledge of Seller, proposed for suspension or debarment from any Governmental Entity with respect to or otherwise affecting the Business. Section 3.29. Fair Value. Seller represents to Buyer that the Purchase Price constitutes full and fair consideration and reasonably equivalent value for the sale of the Purchased Assets. Section 3.30. Solvency. (a) Seller is not Insolvent nor will Seller be rendered Insolvent by the execution and performance of this Agreement or any of the related agreements or the consummation of the transactions contemplated by this Agreement or any of the related agreements. As used in this Section 3.30, “Insolvent” means that the sum of the debts and other probable liabilities of Seller exceeds the present fair saleable value of Seller’s assets. (b) Immediately after giving effect to the transactions contemplated by this Agreement: (i) Seller will be able to pay its liabilities as they become due in the usual course of its business; (ii) Seller will not have unreasonably small capital with which to conduct its present or future businesses; (iii) Seller will have assets (calculated at fair market value) that exceed its liabilities; and (iv) taking into account all pending and threatened litigation, final judgments against Seller in actions for money damages are not reasonably anticipated to be rendered at a time when, or in amounts such that, Seller will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum probable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered) as well as all other obligations of Seller. The cash available to Seller, after taking into account all other anticipated uses of the cash, will be sufficient to pay all such debts and judgments promptly in accordance with their terms. (c) No action has been taken by or on behalf of Seller for the termination, winding up, liquidation or dissolution of it or to make any assignment for the benefit of creditors. Seller is able to pay its debts as they mature. Seller has not filed a petition in voluntary liquidation or bankruptcy or under other similar laws and has not commenced any case or Proceeding under applicable insolvency or bankruptcy laws or other similar laws. Seller has not consented to the appointment of a receiver, administrator, custodian, liquidator or trustee of all or any part of its assets. Seller has not taken any action for the purpose of effecting any of the foregoing. No order or decree has been rendered by any Governmental Entity with respect to Seller regarding any of the foregoing. Seller has not been adjudicated as bankrupt or Insolvent. No petition for any Proceeding in bankruptcy, liquidation or insolvency or for the reorganization or readjustment of indebtedness has been filed with respect to Seller. No case or Proceeding has been commenced under any applicable bankruptcy or insolvency laws against Seller. No receiver, administrator, custodian, liquidator or trustee has been appointed for any Seller or any part of the assets of Seller.

Section 3.31. No Other Representations and Warranties. Except for the representations and warranties contained in this Article III (including the related portions of the Schedules) or in the other Transaction Documents, neither Seller nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Seller, including any representation or warranty as to the accuracy or completeness of any information regarding the Business and the Purchased Assets furnished or made available to Buyer and its representatives. ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF BUYER Buyer hereby represents and warrants to Seller as of the date hereof and as of the Closing Date as follows: Section 4.01. Corporate Organization. Buyer is a corporation duly incorporated, validly existing, and in good standing under the laws of Delaware and has all requisite power and authority to own, lease and operate its properties and to conduct its business as it is now being conducted. Section 4.02. Authorization and Validity of Agreements. (a) Buyer has the requisite power and authority to enter into this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and the other Transaction Documents to which it is a party and the performance of Buyer’s obligations hereunder and thereunder have been duly authorized by Buyer’s Board of Directors, and no other action on the part of Buyer is necessary to authorize the execution and delivery by Buyer of this Agreement or the other Transaction Documents and the consummation by Buyer of the transactions contemplated hereby and thereby. This Agreement and the other Transaction Documents to which Buyer is a party have been duly executed and delivered by Buyer and (assuming due authorization, execution and delivery by the counterparties thereto) each of them constitutes a valid and binding agreement of Buyer and is enforceable against Buyer in accordance with its terms, subject to the Bankruptcy and Equity Exception. Upon the execution and delivery by Buyer of the Transaction Documents to which it is a party, each such Transaction Document will be the legal, valid, and binding obligation of Buyer, and enforceable in accordance with their respective terms, as applicable, subject to the Bankruptcy and Equity Exception. (b) The execution, delivery, and performance by Buyer of this Agreement and the other Transaction Documents to which it is a party do not and will not conflict with, result in a breach of the terms, conditions, or provisions of, or default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, amendment, cancellation, or acceleration of any obligation or to the loss of rights or benefits, or result in the creation of any Lien upon any of the properties or assets of Buyer under: (i) any material Contract binding upon Buyer; (ii) any provision of the certificate of incorporation or bylaws of Buyer; or (iii) any Order or Law applicable to Buyer or its properties or assets, except in the case of any of the foregoing clauses, for any such conflicts, breaches or results that would not be reasonably likely to have a material adverse effect on Buyer. Section 4.03. Governmental Approvals; Required Consents. No filing or registration with, or authorization, consent, or approval of, any Governmental Entity or any other Person is required by or with respect to Buyer in connection with the execution and delivery of this Agreement or any other Transaction Document by Buyer or is necessary for the consummation of the transactions contemplated hereby or thereby, except for such filings, registrations, authorizations, consents or approvals of which the failure to obtain would not be reasonably likely to have a material adverse effect on Buyer. Section 4.04. No Brokers. No broker, finder, or similar intermediary has acted for or on behalf of, or is entitled to any broker’s, finder’s, or similar fee or other commission from, Buyer in connection with this Agreement or the transactions contemplated hereby. Section 4.05. Absence of Litigation. There is no Proceeding pending, or to the knowledge of Buyer, threatened, that questions the legality or propriety of the transactions contemplated by this Agreement or that would reasonably be expected to prevent, hinder or delay the consummation of the transactions contemplated hereby. Section 4.06. No Other Representations and Warranties. Except for the representations and warranties contained in this Article IV (including the related portions of the Schedules) or in the other Transaction Documents, neither Buyer nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Buyer, including any representation or warranty as to the accuracy or completeness of any information furnished or made available to Seller and its representatives. Section 4.07. Independent Investigation. Buyer has conducted its own independent investigation, review and analysis of the Business, the results of operations, prospects, condition (financial or otherwise) or assets of the Business, and acknowledges that it has been provided all requested access to the personnel, properties, assets, premises, books and records, and other documents and data of the Business for such purpose. Buyer acknowledges and agrees that: (a) it is knowledgeable about the industries in which the Business operates and is capable of evaluating the merits and risks of the transactions contemplated by this Agreement; and (b) in making its decision to enter into this Agreement and to consummate such transactions, Buyer has relied solely upon its own investigation and the express representations and warranties set forth in this Agreement and in any certificate delivered hereunder. Without limiting the foregoing, except for the specific representations and warranties expressly made in this Agreement and in any certificate delivered hereunder: Buyer acknowledges and agrees that: (i) neither Seller nor any of its representatives has made, or is making, any representation or warranty, expressed or implied, at law or in equity, with respect to the Business or any of its assets, liabilities, operations, prospects, or condition (financial or otherwise), including with respect to merchantability or fitness for any particular purpose of any assets, the nature or extent of any Liabilities, the prospects of the Business, the effectiveness or the success of any operations, or the accuracy or completeness of any confidential information memoranda, documents, projections, materials or other information (financial or otherwise) regarding the Business furnished to Buyer or its representatives or made available to Buyer and its representatives in any “data rooms,” “virtual data rooms,” management presentations, due diligence reports or in any other form in expectation of, or in connection with, the transactions contemplated by this Agreement, or in respect of any other matter or thing whatsoever and (ii) no officer, agent, representative or employee of Seller has any authority, express or implied, to make any representations, warranties or agreements not expressly set forth in this Agreement and subject to the limited remedies herein provided; Buyer specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person (other than the express representations and warranties set forth in this Agreement and in any certificate delivered hereunder), and Buyer is acquiring the Purchased Assets subject only to the specific representations and warranties set forth in this Agreement and in any certificate delivered hereunder as further limited by the specifically bargained-for exclusive remedies as set forth in this Agreement. ARTICLE V. COVENANTS OF SELLER Section 5.01. Conduct of Business Before the Closing. Seller hereby covenants as follows: (a) Except as set forth on Schedule 5.01 or as expressly contemplated in this Agreement or any of the Transaction Documents, without the prior written consent of Buyer, between the date hereof and the earlier to occur of the termination of this Agreement pursuant to Article XI or the Closing, Seller shall not, with respect to the Business and Purchased Assets: (i) make any material change in the conduct of the Business or enter into any transaction other than in the Ordinary Course of Business or as required by applicable Law; (ii) make any sale, assignment, transfer, abandonment, cancellation, disposition or other conveyance of any of its assets or rights or any part thereof other than in the Ordinary Course of Business; (iii) subject any of its assets or rights or any part thereof to any Lien other than in the Ordinary Course of Business; (iv) acquire or lease any assets, raw materials, or properties, other than in the Ordinary Course of Business; (v) hire or voluntarily terminate any officer, employee, consultant or independent contractor of Seller who provides services to the Business; (vi) enter into or announce any new (or, except as required by any Law, amend any existing) employee benefit plan, program, or arrangement or any new (or amend any existing) employment, severance, or consulting Contract, grant any general increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or grant any increase in the compensation payable or to become payable to any employee, except in the Ordinary Course of Business, in accordance with preexisting contractual provisions in the Ordinary Course of Business or as contemplated by this Agreement;

(vii) make or commit to make any capital expenditure in excess of $10,000 in the aggregate; (viii) pay, lend, or advance any amount to, or sell, transfer, or lease any assets, or enter into any Contract or arrangement with, any of its Affiliates, other than the payment of salary, bonus, and benefits to the officers and directors of Seller and Business Employees or contactors pursuant to existing arrangements or as otherwise contemplated herein; (ix) fail to keep in full force and effect insurance comparable in amount and scope to coverage maintained on the date hereof; (x) take any other action that would cause the conditions in Article X to not be satisfied fully; (xi) make any change in any method of accounting or accounting period, principle, method, estimate, or practice, or write off as uncollectible any accounts receivable; (xii) make any change in policies, practices, or methodology of collecting accounts receivable or paying accounts payable or accrued liabilities outside of the Ordinary Course of Business; (xiii) make, change, or revoke any election or method of accounting with respect to Taxes; (xiv) except for amended Tax Returns related to the CARES Act, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a refund of Taxes, or consent to any extension or waiver of the statute of limitations applicable to any Tax claim or assessment; (xv) settle, release, or forgive any material claim or litigation or waive any right thereto; (xvi) make, enter into, modify, or amend in any material respect or terminate (A) any Material Contract, or (B) any other Contract entailing annual payments in excess of $10,000 or that is not terminable within 90 days, in each case except in the Ordinary Course of Business; (xvii) make, enter into, modify, amend, or terminate any Contract or understanding with a Material Customer or Material Vendor, except in the Ordinary Course of Business; (xviii) enter into any Contract or understanding that would otherwise be required to be set forth on Schedule 3.15 if such Contract or understanding had existed on the date of this Agreement;

(xix) license, (or sublicense) any Assigned Intellectual Property or Licensed Intellectual Property other than non-exclusive licenses granted in the Ordinary Course of Business; (xx) voluntarily destroy any Business records, including any emails or other electronic records maintained on any computers or servers used in connection with the Business; or (xxi) agree to do any of the foregoing. (b) From and after the date hereof and until the earlier of the termination of this Agreement pursuant to Article XI or the Closing, Seller shall, with respect to the Business and Purchased Assets, except as expressly contemplated in this Agreement or any of the Transaction Documents: (i) continue to maintain its assets substantially in accordance with present practice in a condition suitable for their current use; (ii) continue to conduct the Business in the Ordinary Course of Business; (iii) keep its books of account, files, and records in the Ordinary Course of Business; preserve intact the material operations, organization, and reputation of the Business and use its Commercially Reasonable Efforts to keep available the services of its present officers and key employees and preserve the material goodwill and business relationships of its customers; and (iv) refrain from delivering any invoices to Customers after the Effective Time. Section 5.02. Consents and Approvals. Seller shall, at the cost and expense of Seller: (a) use its Commercially Reasonable Efforts to obtain all necessary consents, waivers, authorizations, and approvals of all Governmental Entities and all other Persons (including any customers or vendors) required by them in connection with the execution, delivery, and performance by Seller of this Agreement; and (b) diligently assist and cooperate with Buyer in preparing and filing all documents required to be submitted by Buyer to any Governmental Entities in connection with such transactions and in obtaining any consents, waivers, authorizations, or approvals that may be required to be obtained by Buyer in connection with such transactions (which assistance and cooperation shall include timely furnishing to Buyer all information concerning the Business that Buyer reasonably determines is required to be included in such documents or would be helpful in obtaining any such required consent, waiver, authorization, or approval). Without limiting the generality of the foregoing, and in furtherance thereof, the Parties agree that, promptly following the Effective Time, the Parties shall reasonably cooperate to identify the process for novating each Governmental Contract as required by applicable Law and/or the terms of the applicable Governmental Contract, including, within 60 days following the Effective Time, the identification of the Party obligated to initiate the novation process with the applicable Governmental Entity (the “Lead Party”). Promptly thereafter, the Lead Party shall notify the contracting officer with respect to each Governmental Contract of the transaction contemplated by this Agreement, provide all information required or requested by such contracting officer and otherwise use its Commercially Reasonable Efforts to obtain a novation of such Governmental Contract as soon as practicable. The Party other than the Lead Party shall use its Commercially Reasonable Efforts to provide such information, respond to such requests and otherwise provide such assistance as may be required or requested by the applicable Governmental Entity and/or otherwise reasonably requested by the Lead Party in order to obtain such novation as soon as practicable. Section 5.03. No Negotiations. In consideration of the substantial expenditure of time, effort and expense undertaken by Buyer in connection with the purchase and sale contemplated by this Agreement, unless and until this Agreement is terminated pursuant to Article XI hereof, Seller shall not, and shall cause its respective representatives and Affiliates not to, directly or indirectly, solicit, initiate, facilitate, or encourage (including by way of furnishing information) any inquiries or proposals from, discuss, respond to or negotiate with, or provide any non-public information to, any Person (other than Buyer) relating to (a) any transaction involving the sale, lease or other disposition of the Business or substantially all of the assets of Seller used in the Business or any merger, consolidation, reorganization, business combination, or similar transaction involving the Business (any such transaction being referred to herein as an “Acquisition Transaction”), or (b) any other transaction the consummation of which could reasonably be expected to impair, impede, interfere with, prevent or materially delay the transactions contemplated by this Agreement, or dilute the benefit to Buyer of the transactions contemplated by this Agreement (any such transaction being referred to herein as an “Alternate Transaction”). Seller shall, and shall direct, as applicable, its respective subsidiaries, Affiliates, representatives, managers, directors, officers and any other agents to, cease, as of the date hereof, all discussions and negotiations with any third party concerning any Acquisition Transaction and shall use Commercially Reasonable Efforts to cause any such third party to either return to Seller or destroy all property in its possession or under its control containing any Confidential Information of the Business. If Seller receives an offer or proposal relating to a possible Acquisition Transaction or Alternate Transaction, Seller shall promptly notify Buyer and, subject to confidentiality restrictions in existence as of the date hereof, provide to Buyer all information available to Seller as to the identity of the Person making any such offer or proposal and the terms thereof and, if in writing, provide a copy of such offer or proposal to Buyer. Section 5.04. Commercially Reasonable Efforts. Upon the terms and subject to the conditions of this Agreement, Seller shall use its Commercially Reasonable Efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable consistent with applicable Law to consummate the transactions contemplated hereby, other than such actions or things that place material obligations or limitations on Seller or require payment of any material fee or waiver of any material right by Seller. Section 5.05. Limits on Obligations. Notwithstanding any other provision of this Agreement, including Sections 5.02, 5.04, 6.02 and 6.03, Seller covenants not to enter into any Contract or understanding that places obligations or limitations on Buyer or the Business following the Closing as a condition for obtaining any consent, approval, or authorization necessary to consummate the transactions contemplated by this Agreement, except with the prior written consent of Buyer, and Buyer shall not be required to consent to any divestiture or other structural or conduct relief applicable to the Purchased Assets, the Business or the business of Buyer and its Affiliates, or the payment of any fee or waiver of any other right in order to obtain any consent, approval, or authorization necessary to consummate the transactions contemplated by this Agreement. Section 5.06. Notification of Developments; Schedules. (a) Each Party shall promptly notify the other Parties of any Proceeding that shall be instituted or threatened against such Party to restrain, prohibit, or otherwise challenge the legality of any transaction contemplated by this Agreement. Seller shall promptly notify Buyer of: (i) any Proceeding that is threatened, brought, asserted, or commenced against Seller, the Business or the Purchased Assets which would have been listed on Schedule 3.10 if such Proceeding had arisen prior to the date hereof; and (ii) any other event or matter which becomes known to Seller and would cause any other representation or warranty contained in Article III to be untrue in any material respect. Any such notification shall not be deemed to amend or modify any of the representations or warranties set forth herein or otherwise impair any of Buyer’s rights or remedies available herein. (b) On or prior to the date hereof, Seller has delivered to Buyer, and Buyer has received, all Schedules required to be prepared and delivered by Seller hereunder and delivered on the date hereof. Seller shall be entitled to supplement or amend any Schedule only if required to update such Schedule to reflect events or occurrences after the date hereof, and any such updates shall specifically identify the affected Schedule(s) and shall be promptly provided to Buyer after such event or occurrence (but in no event later than five Business Days prior to the Closing Date, unless further updates are necessitated by events occurring after such date). Seller represents and warrants to Buyer that any supplement or amendment to the Schedules shall be accurate, true, correct and complete as of the date of delivery to Buyer and as of the Closing Date. No disclosure in any supplement or amendment to any Schedule shall be deemed to cure any breach of, or misrepresentation or deficiency in, the original Schedule existing as of the date hereof, and Buyer shall retain its full rights to pursue its rights regarding indemnification with respect thereto. Section 5.07. Further Assurances. From time to time following the Closing, Seller shall execute and deliver, or cause to be executed and delivered, and do and perform such other acts and things, as may be reasonably requested or as may be otherwise necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby, provided that Seller shall not be obligated to agree to any material new obligations or limitations, pay any material fee or waive any material right in connection with taking any such action. Section 5.08. Insurance Tail. To the extent that any “claims-made” Insurance Policies in respect of the Business shall not remain in full force and effect for a period of six years after the Closing, Seller shall obtain a “tail” or “runoff” insurance coverage with respect to such “claims- made” Insurance Policies. Buyer shall be named as an additional insured with respect to such “claims-made” Insurance Policies for a period of not less than six years following the Effective Time and covering acts and/or omissions committed or allegedly committed at or prior to the Effective Time (such coverage shall be in all respects comparable to Seller existing claims-made insurance coverage) (the “Tail Coverage”). Seller shall not violate any conditions of the Tail Coverage. Section 5.09. Confidentiality. (a) The terms of the Confidentiality Agreement are hereby incorporated by reference and the Parties’ respective obligations pursuant thereto shall continue in full force and effect following the Closing; provided, however, that Buyer’s obligations thereunder with respect to any of the Purchased Assets shall terminate as of the Closing. If this Agreement is, for any reason, terminated prior to the Closing, the Confidentiality Agreement shall continue in full force and effect in accordance with its terms. (b) Seller hereby acknowledges that Seller has had access to and has become familiar with the following, any and all of which constitute confidential information (collectively, the “Confidential Information”): (i) any and all trade secrets concerning the business and affairs of the Business, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned research and development, current and planned manufacturing and distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), database technologies, systems, structures, architectures, processes, improvements, devices, know-how, discoveries, concepts, methods and information of the Business and any other information, however documented, of the Business that is a trade secret under applicable Law; (ii) any and all information concerning the business and affairs of the Business, which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, contractors, agents, suppliers and potential suppliers, and personnel training and techniques and materials, however documented; and (iii) any and all notes, analysis, compilations, studies, summaries and other material prepared by or for the Business containing or based, in whole or in part, upon any information included in the foregoing. (c) Seller hereby agrees not to disclose or use for Seller’s own account any Confidential Information, whether or not such information is embodied in writing or other physical form, without Buyer’s prior written consent, except to the extent (i) that the Confidential Information is or becomes generally known to and available for use by the public other than as a result of Seller’s fault or the fault of any other Person bound by a duty of confidentiality to Seller or Buyer or which is demonstrated by Seller to be independently developed by Seller without reference to the Confidential Information, (ii) necessary to satisfy its obligations under this Agreement or any of the other Transaction Documents, or (iii) necessary or appropriate for Buyer to comply with its disclosure obligations under applicable Law and stock exchange rules and to prepare and file with the SEC audited and unaudited financial information that includes the period during which Seller owned the Business or the Purchased Assets. Upon Buyer’s written request, Seller agrees to deliver to Buyer all documents, memoranda, notes, plans, records, reports and other documentation, models, components, devices or computer software, whether embodied in a disk or in other electronic or non-electronic form (and all copies of all of the foregoing), that contain Confidential Information and any other Confidential Information that Seller may then possess or have under Seller’s control; provided, however, that Seller may retain one copy of such materials solely for purposes of complying with legal or regulatory requirements, so long as Seller retains such materials in compliance with the obligations set forth herein. Section 5.10. Non-Competition; Non Solicitation; Non-Disparagement. (a) Except as required to perform their obligations under this Agreement or the China Services Agreement, for the period commencing on the Effective Time and expiring on the second anniversary of the Effective Time (the “Restricted Period”), neither Seller nor any of its Restricted Affiliates shall, directly or indirectly, for Seller’s or its Affiliate’s own account or on behalf of any other Person, organize, own, manage, operate, join, Control, finance or participate in, or assist any other Person to participate in, the organization, ownership, management, operation, Control or financing of, or be connected as a principal, agent, representative, consultant, contractor, employee, investor, owner, stockholder, partner, member, manager, joint ventures or otherwise with, or permit their name to be used by or in connection with, any business, enterprise or other entity engaged anywhere in North America, South America, Australia, Asia Pacific or Europe in competition with the Business; provided, however, that the provisions of this paragraph shall not prevent the beneficial ownership for investment purposes of 2% or less of any class of equity securities of any such Person that is registered under Section 12 of the Securities Exchange Act of 1934, as amended. (b) Except as required to perform their obligations under this Agreement or the China Services Agreement, during the Restricted Period, neither Seller nor any of its Restricted Affiliates shall, directly or indirectly, for Seller’s or its Affiliate’s own account or on behalf of any other Person: (1) engage in or assist any other person or entity in the solicitation or diversion, for any purpose competitive with the Business as it exists at the Effective Time, of: (A) any actual or prospective customers or clients of Buyer (or any of its Restricted Affiliates) or its subsidiaries and/or the Business with which Seller had contact or of which Seller became aware in the course of its ownership of the Business, or (B) the business patronage of any of such customers or clients; or (2) in any way interfere with or disrupt any relationship between Buyer (or any of its Restricted Affiliates) and any of such customers or clients or any supplier or other person or entity with which Buyer (or any of its Restricted Affiliates) engages in Business activities. (c) During the Restricted Period, neither Seller nor any of its Restricted Affiliates shall, directly or indirectly, for Seller’s or its Affiliate’s own account or on behalf of any other Person, solicit or employ any Selected Employee, or induce or attempt to induce any such Selected Employee to leave his or her employment with Buyer (or any of its Restricted Affiliates) after the Closing; provided, however, that the restrictions set forth in this Section 5.10(c) shall terminate with respect to any Selected Employee whose employment is terminated by Buyer without cause. The Parties hereby agree and acknowledge that a general solicitation for employment not targeted at any particular employee of Buyer (or any of its Affiliates) or Business shall not be a violation of this Section 5.10(c).

(d) For a period of one year following the Effective Time, neither Seller nor any of its respective Restricted Affiliates shall, directly or indirectly, for Seller’s or its Affiliate’s own account or on behalf of any other Person, solicit or employ any Selected Employee who does not accept an offer of employment with Buyer. (e) Neither Seller nor any of its respective Restricted Affiliates shall make any false, disparaging or derogatory comments or statements regarding Buyer (or any of its Affiliates) or the Business or any of the employees or contractors of Buyer (or any of its Affiliates), other than any truthful statements made in compliance with any requirements of applicable Law. (f) The foregoing shall be in addition to, and not in lieu of, those covenants set forth in any other agreements executed by Seller. (g) Seller acknowledges that, in view of the nature of the Business and the business objectives of Buyer in entering into this Agreement and the transactions contemplated hereby, and the consideration paid therefor, the agreements contained in this Section 5.10 are reasonably necessary to protect the legitimate business interests of Buyer and that any violation of such agreements will result in irreparable injury to Buyer for which damages will not be an adequate remedy. Therefore, Seller agrees that, in the event of a breach or threatened breach of any such agreements by Seller or any of its Affiliates, Buyer and/or its Restricted Affiliates shall be entitled to preliminary and permanent injunctive relief without proof of actual damages or posting of any bond or other security. Section 5.11. Service Agreement. At or prior to Closing, Buyer and Seller shall enter into a China Services Agreement, substantially in the form attached hereto as Exhibit C (the “China Services Agreement”), effective as of the Closing. Section 5.12. Termination of Liens. Except as set forth on Schedule 5.12, at or prior to the Closing, Seller shall deliver to Buyer a payoff letter from each creditor of Seller having a Lien on any assets used in the Business and acquired by Buyer hereunder, which payoff letters shall provide the amount necessary to satisfy the debt in full as of the Closing Date and shall include the related instructions for satisfying such debt in full as of the Closing Date, so as to discharge any and all Liens (other than Permitted Liens) upon the Purchased Assets (other than amounts outstanding under the PPP Loan). The payment of the amounts described in the preceding sentence shall result in the termination as of or immediately following the Closing Date of any and all related security interests of any kind in accordance with the applicable provisions of the Uniform Commercial Code and shall authorize Buyer to file all applicable termination statements. Section 5.13. Termination of Certain Related Party Transactions. Except as set forth on Schedule 5.13, Seller agrees to cause all agreements, obligations and indebtedness between Seller and any related party, including those identified on Schedule 3.19, to be paid or otherwise terminated or resolved prior to the Closing Date. Section 5.14. Due Diligence and Access. During the period from the date of this Agreement to the Effective Time (or the earlier termination of this Agreement pursuant to Article XI), Buyer shall have the right to inspect and review, and Seller agrees to afford access and make available to Buyer or its representatives, any of the Purchased Assets and any other items related to the Purchased Assets or the Business which Buyer reasonably deems necessary in order to evaluate the Purchased Assets, the Business and/or the transactions contemplated by this Agreement. Unless the Parties otherwise agree to the contrary, any inspection or review to be conducted on Seller’s premises shall be conducted during normal business hours and upon reasonable prior notice, and shall not unreasonably disrupt or interfere with the conduct of Seller’s business. Seller shall use its Commercially Reasonable Efforts to cooperate and assist with Buyer’s due diligence and to provide to Buyer all properties, documents, records, data, agreements, financial statements and other items reasonably requested by Buyer in connection with its due diligence no later than five Business Days prior to the Closing Date. Any confidential information disclosed or obtained by Buyer pursuant to this Section 5.14 shall be subject to the Non-Disclosure Agreement, dated August 17, 2020, between Buyer and Seller (the “Confidentiality Agreement”). Section 5.15. Technology Delivery. Seller will deliver to Buyer copies of any Assigned Software (which shall be delivered in source code form together with any and all text, data and data structures, diagrams, manuals, instructions, procedures, build scripts, test scripts, compilation tools, and other information, in all cases necessary to enable Buyer’s use of such Software) and tangible embodiments of any Trade Secrets, know-how and other technology, in each case, that constitute Assigned Intellectual Property, each of which shall be delivered via electronic transmission or load and leave procedures or other procedures agreed between Seller and Buyer. ARTICLE VI. COVENANTS OF BUYER Section 6.01. Actions Before Closing. After the date hereof, Buyer shall not take any action that shall cause it to be in material breach of any of its representations, warranties, covenants, or agreements contained in this Agreement. Buyer shall use its Commercially Reasonable Efforts to perform and satisfy by the Closing Date all conditions to Closing to be performed or satisfied by it under this Agreement. Section 6.02. Commercially Reasonable Efforts. Subject to Section 5.05, prior to and as of the Closing Date, upon the terms and subject to the conditions of this Agreement, Buyer shall use its Commercially Reasonable Efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable consistent with applicable Law to consummate the transactions contemplated hereby. Section 6.03. Consents and Approvals. Subject to Section 5.05, Buyer will use its Commercially Reasonable Efforts: (a) to obtain from any Governmental Entity any Permits or Orders required to be obtained by Buyer and any of its Affiliates in connection with the authorization, execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated by this Agreement; (b) to make all necessary filings and thereafter make any other required submissions with respect to this Agreement and the transactions contemplated by this Agreement required under any applicable Law; and (c) to furnish to Seller all information reasonably required for any application or other filing to be made pursuant to any applicable Law in connection with the transactions contemplated by this Agreement.

Section 6.04. Further Assurances. From time to time following the Closing, Buyer shall execute and deliver, or cause to be executed and delivered, to Seller such other documents and Contracts as Seller may reasonably request or as may be otherwise necessary to more effectively consummate the transactions contemplated by this Agreement. Section 6.05. Confidentiality. The terms of the Confidentiality Agreement are hereby incorporated by reference and shall continue in full force and effect until the Closing, at which time, the obligations of Buyer with respect to the Business and Purchased Assets under the Confidentiality Agreement shall terminate. If this Agreement is, for any reason, terminated prior to the Closing, the Confidentiality Agreement shall continue in full force and effect in accordance with its terms. ARTICLE VII. ADDITIONAL AGREEMENTS Section 7.01. Further Action. In the event that at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each Party agrees that it will take such further action (including the execution and delivery of such further instruments and documents) as the other Parties reasonably may request, and all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Article VIII hereof). Section 7.02. Consents and Authorizations. Without limiting the general obligations of Seller pursuant to Section 5.02, to the extent waived or otherwise not required as a condition of Closing, Seller shall use its Commercially Reasonable Efforts to deliver to Buyer written confirmation and copies of all consents, approvals, novations, authorizations or orders of and all registrations, declarations or filings with third parties, including creditors, contract parties or public or Governmental Entities, necessary for the authorization, execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated by this Agreement, including those referred to in Section 3.05, within 30 days following the Closing (or such other period as mutually agreed by the Parties with respect to any Governmental Contract). Between the Closing Date and the date any consent, approval, authorization or order is obtained, subject to the terms of the applicable agreement and to the extent permitted by Law, the Parties will use their Commercially Reasonable Efforts to (i) provide to Buyer the benefits of the applicable agreement, (ii) relieve Seller of the performance obligations of the applicable agreement, to the extent possible, (iii) cooperate in any reasonable and lawful arrangement designed to provide the benefits to Buyer, including entering into subcontracts for performance, and (iv) enforce at the request and sole expense of Buyer and for the account of Buyer any rights of Seller arising from any such agreement (including the right to elect to terminate such agreement in accordance with the terms thereof upon the request of Buyer). Section 7.03. Employees. (a) No later than three Business Days prior to the Closing, Buyer intends to offer employment to all of the Business Employees identified on Schedule 3.13(a), as the same may be updated at any time no later than five Business Days prior to the Closing, who continue to be employed by Seller immediately prior to such date. With respect to each Business Employee to whom an offer will be made by Buyer, any such offer of employment will be effective as of a date to be mutually agreed by Buyer and Seller prior to the Closing Date and set forth in the offer of employment (the “Business Employee Transition Date”), and will be contingent on and subject to (i) such Business Employee remaining employed by Seller and presenting himself or herself for active employment with Buyer on the Business Employee Transition Date, (ii) the terms and conditions set forth herein and in any offer letter or employment agreement provided by Buyer to such Business Employee, and (iii) Buyer’s standard hiring policies, including completion of a satisfactory I-9 confirming the Business Employee’s identity and authorization to work in the United States, drug testing, background checks, and the execution of such other agreements as may be required by Buyer for new hires. A Business Employee shall not be considered an employee of Buyer until he or she commences employment with Buyer and agrees to such terms and conditions. Each such Business Employee who receives an offer of employment from Buyer and commences employment with Buyer on the Business Employee Transition Date (each, a “Transferred Employee”) shall be an “at will” employee of Buyer. Seller shall terminate the employment of all of the Transferred Employees as of the Business Employee Transition Date so that they can commence employment with Buyer. (b) During the period commencing on the Closing Date and ending on the Business Employee Transition Date (the “Interim Period”), the Business Employees shall remain employed by Seller on the same terms and conditions, including participation in Employee Benefit Plans, as in effect immediately prior to the Closing. During the Interim Period, Seller shall provide, or to cause its Affiliates to provide, to Buyer the Employee Services as defined in and pursuant to the terms and conditions set forth in Exhibit F during the Interim Period. (c) Subject to Buyer’s reimbursement obligation with respect to the Business Employees during the Interim Period in Exhibit F, Seller shall under all circumstances remain responsible and indemnify and hold Buyer harmless for all employment and employee-benefit-related Liabilities related or otherwise in respect of (i) the Business Employees and any current or former consultant, contractor and employee of Seller and its Affiliates (other than the Transferred Employees) arising at any time, and (ii) any Transferred Employee arising as a result of or in connection with an event or events that occurs prior to the Transferred Employee’s commencement of employment with Buyer on Business Employee Transition Date, including, without limitation: (A) any and all wages, commissions (other than the commission obligations explicitly assumed by Buyer pursuant to Section 2.10), vacation and other paid leave, incentive payments, fees and other remuneration due from Seller or any of its Affiliates with respect to their employment by or services to Seller or its Affiliates; (B) termination and severance costs and expenses, including, but not limited to, severance pay, unused vacation and accrued benefits, whether or not such individuals become Transferred Employees; (C) Seller’s obligation, if applicable, to provide health plan continuation coverage in accordance with the requirements of COBRA and ERISA; (D) the notice and other requirements under the WARN Act, if applicable; (E) claims made for any action or conduct; (F) claims made or incurred under any Employee Benefit Plan and any health, welfare, life insurance, fringe benefits or other employee benefits and/or perquisites; and (G) the cost of providing workers’ compensation coverage, other related business insurance and/or benefits. (d) Without limiting the foregoing, and notwithstanding anything to the contrary contained in Exhibit F, Seller shall remain responsible for, and agrees to pay to all Transferred Employees no later than the Business Employee Transition Date: (A) all unused and unpaid vacation time and bonuses that accrue prior to the Business Employee Transition Date, including, without limitation, the 2020 annual bonuses as provided on Schedule 7.03 and all commissions payable by Seller pursuant to Section 2.10;; (B) all amounts due to any Transferred Employee pursuant to any severance, or change in control plan or agreement between Seller and any Transferred Employee, whether due and payable before or after the Business Employee Transition Date and irrespective of whether subject to a single or double trigger; and (C) all amounts due to any Transferred Employee pursuant to any retention agreement or plan, whether then due and payable or on an accelerated basis assuming that all conditions to payment were satisfied or waived. On the Business Employee Transition Date, each Transferred Employee will cease all active participation in and accrual of benefits under the Employee Benefit Plans. Subject to Buyer’s reimbursement obligation with respect to the Business Employees during the Interim Period in Exhibit F, Seller or its Affiliates will retain sponsorship of, and the Seller or its Affiliates will retain and indemnify and hold harmless Buyer and its Affiliates against, all Liabilities under the Employee Benefit Plans, whether arising before, on or after the Closing, and Buyer and its Affiliates will not assume sponsorship of, contribute to or maintain, or have any Liability with respect to, the Employee Benefit Plans. (e) Seller and Buyer will follow the standard procedure for employment tax withholding as provided in Section 4 of Rev. Proc. 2004-53, I.R.B. 2004-35. Accordingly, Seller will have employment tax reporting responsibilities for the wages and other compensation it pays to Business Employees and Buyer will have employment tax reporting responsibilities for the wages and other compensation it pays to Transferred Employees. Seller and Buyer will each prepare IRS Forms 1094-C and 1095-C timely and accurately with respect to Transferred Employees for the pre-Closing and post-Closing portions of the calendar year, respectively. (f) During the Interim Period, any written or material oral communications proposed to be delivered by Seller to the Business Employees regarding such employees’ level of (or rights with respect to) continued employment or benefits or compensation at or after Closing will be subject to the prior review and opportunity to comment by Buyer, which review and comment shall be reasonable and will not be unreasonably withheld, conditioned or delayed; provided that in all cases Buyer will be given no less than two Business Days to review and comment on any such communications. (g) Nothing contained in this Agreement shall, or shall be construed so as to, (i) prevent or restrict in any way the right of the Buyer to terminate reassign, promote or demote any Transferred Employee or other service provider (or to cause any of the foregoing actions) at any time following the Business Employee Transition Date, or to change (or cause the change of) the title, powers, duties, responsibilities, functions, locations, salaries, other compensation or terms or conditions of employment or service of any Transferred Employee or other service provider at any time following the Business Employee Transition Date; (ii) constitute an amendment or modification of any Employee Benefit Plan or other employee benefit plan; or (iii) create any third party rights in any current or former employee or other service provider (including any beneficiary or dependent thereof); or (iv) obligate the Buyer or any of its Affiliates to adopt or maintain any particular plan or program or other compensatory or benefits arrangement at any time or prevent the Buyer or any of its Affiliates from modifying or terminating any such plan, program or other compensatory or benefits arrangement at any time. Section 7.04. Litigation Support and Tax Audit and Compliance Cooperation. In the event, and for so long as, any Party actively is contesting or defending against any Proceeding, charge, complaint, claim or demand (other than against another Party) in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction on, prior to or after the Effective Time involving the Business or any of the Purchased Assets, the other Parties will cooperate with the contesting or defending Party and its counsel in the contest or defense thereof, make available its personnel and provide such testimony and access to its books and records as shall be reasonably necessary in connection with the contest or defense thereof, all at the sole cost and expense of the contesting or defending Party (unless the requesting Party is entitled to indemnification therefor under Article VIII hereof); provided, however, that Buyer shall not be obligated to take any such action if, in Buyer’s judgment as determined in its sole discretion, such action would jeopardize Buyer’s business, including Buyer’s relationship with any of Buyer’s customers, employees, vendors or prospects. Before and after the Effective Time, the Parties shall reasonably cooperate, and shall cause their respective Affiliates, officers, employees, consultants, contractors and agents to reasonably cooperate, in preparing and filing all Tax Returns, in resolving any audits or other controversies relating to Taxes and in connection with any other matters relating to Taxes (including such matters involving the allocation of the Purchase Price pursuant to Section 2.08). Section 7.05. Collection of Receivables. From and after the Closing, Buyer shall have the right and authority to collect for its own account all Accounts Receivable and other related items that are included in the Purchased Assets. Seller shall deliver and pay over to Buyer, within five days, any cash or other property received directly or indirectly by them or any of its Affiliates to the extent such cash or other property was paid in respect of, or constitutes, a Purchased Asset (including any Accounts Receivable). Section 7.06. Misplaced Assets. If after the Closing, either Buyer or Seller determines in good faith and mutually agree that (i) any asset of Seller used in the Business was incorrectly omitted from Purchased Assets and should have been transferred to Buyer, or (ii) any asset transferred to Buyer was incorrectly omitted from Excluded Assets and should not have been transferred to Buyer (each, a “Misplaced Asset”), then the Parties will promptly transfer, convey, assign, deliver, or cause to be transferred, conveyed, assigned, or delivered to the other party, as appropriate, all right, title and interest in such Misplaced Asset, and such Misplaced Asset shall be deemed to be a Purchased Asset or Excluded Asset, as applicable, for purposes of this Agreement without any additional consideration or deduction from the Purchase Price. Section 7.07. PPP Loan.

(a) On or about September 28, 2020, Seller submitted to the Small Business Administration and the PPP Lender an application seeking forgiveness of the entire amount of principal and accrued interest outstanding under the PPP Loan (the “Loan Forgiveness”) in accordance with the CARES Act, which application reflects that all of the proceeds of the PPP Loan have been used by Seller for purposes permitted by the CARES Act. From and after the time of Seller’s receipt of written confirmation from the PPP Lender that there are no longer any amounts outstanding under the PPP Loan (whether because of a final and binding determination granting the Loan Forgiveness by the SBA and the PPP Lender or because the PPP Loan has been repaid using the funds in the PPP Deposit Account), Buyer shall consent to the release of the PPP DACA promptly following Seller’s request for consent; provided, that, Buyer shall not be required to provide such consent if there are one or more unresolved claims for adverse consequences pursuant to Section 8.01(a)(vii) until such time as any such claims have been fully resolved. (b) In connection with the foregoing, none of Buyer nor any of its respective Affiliates shall have any obligations other than to (i) use Commercially Reasonable Efforts to cooperate with and respond to Small Business Administration or other Governmental Entity information requests in connection with any audit, inquiry, review or other investigation, with such commercially reasonable cooperation and response including: (A) the retention and the provision of all records and information relating to the PPP Loan; and (B) making employees available on a mutually convenient basis to provide additional information and explanation of any materials provided hereunder, including any employees involved in the application for and the administration of the PPP Loan, and (ii) keep Seller reasonably informed, subject to any applicable privilege or confidentiality concerns, of any such information requests in connection with the Small Business Administration forgiveness application. Each of Buyer and Seller shall retain all information provided to the Small Business Administration in connection with the PPP Loan in its files for six years after the date the PPP Loan is forgiven or repaid in full, and shall permit authorized representatives of the Small Business Administration (including representatives of its Office of Inspector General) to access such files upon request. Seller shall promptly provide any documentation or other information in connection with the PPP Loan to the extent requested by the Small Business Administration or other Governmental Entity or otherwise reasonably requested by Buyer in connection with the PPP Loan. Without limiting the generality of the foregoing, none of Buyer nor any of its respective Affiliates shall have any express or implied obligations, to make payments or otherwise, in connection with the PPP Loan or the forgiveness application. (c) None of Buyer nor any of its respective Affiliates shall have any obligation to file an appeal of any determination from the PPP Lender or the Small Business Administration that the PPP Loan is not eligible, in whole or in part, for forgiveness unless Seller: (i) prepares, at its own expense, the required documentation including if necessary the notice of appeal, the complaint, or any other filings for submission to the Small Business Administration;

(ii) provides Buyer with a certification executed by a person duly authorized to bind Seller with respect to the appeal that: (A) the appeal is made in good faith, (B) the supporting data are accurate and complete to the best of the Knowledge of Seller and belief, and (C) the amount requested accurately reflects the amount due under the appeal; (iii) bears all costs of pursuing the appeal, including filing fees, attorneys’ fees and compensation for any time and attention of Buyer’s personnel. (d) In no event shall Buyer nor any of its respective Affiliates have any obligation to pursue an appeal with the Administrator of the Small Business Administration or file any litigation before any court of law to continue an appeal once the Small Business Administration Office of Hearing and Appeals has made a determination. (e) None of Buyer nor any of its respective Affiliates shall have any liability under this Section 7.07 unless Buyer has intentionally and materially breached any of its obligations expressly set forth in this Section 7.07. Section 7.08. Dissolution of Seller; Use of Name. (a) Seller shall not dissolve pursuant to any applicable state or other statute, Law, order, constitution, rule, regulation, or other requirement of any Governmental Entity until the later of (i) the date which is five years following the Effective Time, or (ii) such time as all pending claims for indemnification pursuant to Section 8.01(a) by any Buyer Group Member have been finally resolved. Notwithstanding the foregoing, Buyer acknowledges and agrees that Seller intends to enter into a transaction pursuant to which Seller will sell or otherwise transfer the outstanding equity interests of its Subsidiary to a third party, and the Parties agree that nothing set forth in this Agreement shall prohibit or restrict such transfer. (b) Seller shall not, and shall cause its Affiliate to not, use the name “TrafficCast” or any derivations thereof from and after the Effective Time, provided that, Seller may, upon Buyer’s prior written consent on each occasion, use such name solely as “formerly known name” and solely for purposes of collecting retained accounts receivable, paying retained accounts payable or otherwise as absolutely necessary to winding up its affairs in connection with the Business as a result of this transaction. Seller shall not use such names for any purpose, and Seller shall take all such necessary or appropriate actions under applicable state or other statutes, laws, rules, regulations, or other requirements of any Governmental Entity (including filing an amendment to its articles of incorporation or similar organization documents) to cause the name, including any alias or “doing business as” name, of Seller and/or any of its Affiliates to be changed to a name that does not include the word “TrafficCast”, “TrafficCaster”, “TrafficCast.com Inc.”, “Traffax Inc.” or any derivations thereof. Section 7.09. Transfer Tax. All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the transactions contemplated hereby (collectively, “Transfer Taxes”) shall be borne and paid one-half by Buyer and one-half by Seller when due. Buyer shall timely file any Tax Return or other document with respect to such Transfer Taxes (and Seller shall cooperate with respect thereto as necessary and bear one-half of the expenses related thereto). If Buyer pays any such Transfer Taxes (or expenses related to filing any Tax Return or other document with respect to such Transfer Taxes), Buyer shall be entitled to satisfy from the Holdback Payment an amount equal to such amount for which Seller is liable under this Section 7.09 and, if necessary, Seller shall indemnify Buyer for such amount to the extent provided under Article VIII. Buyer and Seller agree, upon request, to use commercially reasonable efforts to obtain any certificate or other document from any Governmental Entity or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed in connection with the transactions contemplated hereby. Section 7.10. Property Taxes. To the extent not otherwise provided in this Agreement, Seller shall be responsible for and shall promptly pay when due all Property Taxes levied with respect to the Purchased Assets attributable to the Pre-Closing Tax Period. All Property Taxes levied with respect to the Purchased Assets for any Straddle Period shall be apportioned between Seller and Buyer based on the number of days of such Straddle Period included in the Pre-Closing Tax Period and the number of days of such Straddle Period included in the Post-Closing Tax Period, respectively. Seller shall be liable for the proportionate amount of such Property Taxes that is attributable to the Pre-Closing Tax Period, and Buyer shall be liable for the proportionate amount of such Property Taxes that is attributable to the Post-Closing Tax Period. Upon receipt of any bill for such Property Taxes, Buyer or Seller, as applicable, shall present a statement to the other setting forth the amount of the proration for which each is responsible under this Section 7.10 together with such supporting evidence as is reasonably necessary to calculate the proration amount. The proration amount shall be paid by the party owing it to the presenting party within 10 days after delivery of such statement. In the event that Buyer or Seller makes any payment of Property Taxes for which it is entitled to reimbursement under this Section 7.10, the applicable party shall make such reimbursement promptly but in no event later than 10 days after the presentation of a statement setting forth the amount of the proration and reimbursement to which the presenting party is entitled along with such supporting evidence as is reasonably necessary to calculate the amount of such proration and reimbursement. ARTICLE VIII. INDEMNIFICATION Section 8.01. Indemnification of the Buyer Group Members. (a) Indemnification by Seller. Seller shall indemnify, defend and hold harmless each Buyer Group Member from and against, and shall pay, compensate and reimburse each Buyer Group Member for, any and all Losses and Expenses (regardless of whether or not such Losses and Expenses relate to any Third-Party Claim) incurred by such Buyer Group Member in connection with or arising from: (i) any breach by Seller of any of its covenants in this Agreement; (ii) any breach of any warranty or the inaccuracy of any representation of Seller contained in Article III of this Agreement or in any certificate delivered by or on behalf of Seller pursuant hereto;

(iii) Seller’s operation or conduct of the Business and/or ownership or use of the Purchased Assets prior to the Effective Time; (iv) the operation or conduct by Seller or its Affiliates of any businesses other than the Business and/or the ownership or use of the Excluded Assets by Seller or its Affiliates prior to, as of or after the Effective Time; (v) the failure of Seller to satisfy, discharge or pay any Excluded Liability, including any Liability related to the Business which was incurred or accrued prior to the Effective Time, or which was incurred or accrued after the Effective Time in connection with or related to Business prior to the Effective Time and any Liability related to any businesses other than the Business, whether such Liability was incurred or accrued prior to, as of or after the Effective Time and whether such business was then owned and/or operated by Seller or by any of its Affiliate; (vi) any claim or litigation involving Seller that is pending as of the Effective Time with respect to the Business or that arises out of the conduct of the Business by Seller prior to the Effective Time; (vii) the PPP Loan, including (A) any determination by the PPP Lender, the Small Business Administration or other Governmental Entity that (x) Seller was ineligible for the PPP Loan; (y) there has been a breach or default of the terms of the PPP Loan (whether for a failure to obtain a consent in connection with this Agreement and the consummation of the transactions contemplated hereby or otherwise) and such breach or default results in the PPP Loan not being forgiven; or (z) that the information provided by Seller in the original loan application or the forgiveness application or any information provided by Seller in all supporting documents and forms was not true and correct; (B) Seller using PPP Loan funds for unauthorized purposes under the CARES Act, (C) any costs, including reasonable attorneys’ and other professional fees, and reasonable compensation of Buyer personnel incurred in connection with (x) any responses by Buyer, Seller or any of their respective Affiliates to the Small Business Administration or other Governmental Entity in connection with the PPP Loan or (y) any audit by the Small Business Administration or other Governmental Entity that resulted from Seller’s receipt of the PPP Loan, and (D) any accrued interest, penalties or increased principal under the PPP Loan; (viii) any Excluded Liability or Excluded Asset; and (ix) any third-party claim or litigation brought against Buyer arising out of, related to or otherwise associated with any allegation that any current or former employee of Seller did not fully assign to Seller all of the employee’s right, title and interest in and to any Intellectual Property created in whole or in part by the employee and included in the Purchased Assets, or that any current or former employee of Seller, or a purported successor in interest to any current or former employee of Seller, otherwise owns any right, title or interest in any Intellectual Property included in the Purchased Assets.

(b) Buyer Group Members shall be entitled to indemnification under Section 8.01(a)(ii) only if the aggregate amount of all Losses and Expenses exceeds $50,000 (the “Deductible”), after which Buyer Group Members may seek payment and indemnity for all such Losses and Expenses in excess of the Deductible; provided, that notwithstanding the foregoing, the Deductible shall not apply to Fraud or the Fundamental Representations and, accordingly, any claims by a Buyer Group Member in respect of Fraud or a Fundamental Representation will be indemnified hereunder from the first dollar of any applicable Loss or Expense. (c) For purposes of determining under Section 8.01(a)(ii) the amount of any Losses and Expenses associated with any inaccuracy in, or breach of, any representation or warranty the Parties agree that all references to “material,” “materially,” “materiality,” or “Material Adverse Effect” in such representation or warranty will be disregarded. (d) Except with respect for Losses and Expenses in connection with or arising from Fraud or in respect to a breach of the representations made pursuant to Sections 3.03 (Authority), 3.12(a) (Title to Assets), Section 3.17(c) (Title to Intellectual Property), Section 3.18 (Taxes), and 3.21 (Brokers) (collectively, the “Fundamental Representations”) (which, in each case, shall not be considered in the calculation of the Cap), the maximum amount for which Seller shall be liable under Section 8.01(a)(ii) shall be equal to 25% of the Purchase Price (the “Cap”). In addition to the foregoing limitation, the maximum amount of Losses and Expenses for which Seller shall be liable under this Article VIII (including in connection with or arising from the Fundamental Representations, but excluding Losses under Section 8.01(a)(i), (iii), (iv), (v), (vi), (vii), (viii), and (ix) which shall not be limited) shall not exceed the Purchase Price actually paid to Seller (the “Total Cap”); provided, however, that none of the limitations set forth in this Section 8.01(d) will apply to any claim based on Fraud. (e) Except as otherwise set forth in this Agreement, the indemnification provided for in this Article VIII shall survive for a period of 18 months after the Effective Time (and no claims shall be initiated by any Buyer Group Members under Article VIII thereafter); provided, that, in respect to the Fundamental Representations and the matters set forth in Section 8.01(a)(i), (iv), (vi), (vii), and (ix) which shall survive until the date that is 60 days after the expiration of the applicable statute of limitations; provided, further, that, in respect to the matters set forth in Section 8.01(a)(iii), (v), or (viii), which shall survive for a period of 36 months after the Effective Time; provided, further, that all covenants and agreements contained herein to be performed by their terms on or after the Closing Date shall survive the Closing until fully performed in accordance with the terms specified herein with respect to such covenant or agreement. Indemnification with respect to any Loss or Expense or any circumstance that is reasonably likely to result in a Loss or Expense of which any Buyer Group Member shall have notified Seller in accordance with the requirements of Section 8.03 on or prior to the date such indemnification would otherwise terminate in accordance with this Section 8.01 shall continue until the liability shall have been determined and resolved, and, if applicable, paid, pursuant to this Article VIII.

(f) Seller’s indemnification obligations in Section 8.01 shall be reduced by the amount, if any, to which any such Liability for which indemnification is sought was included in Closing Working Capital or constituted an Assumed Liability as described in Section 2.03(a)(i) or Section 2.03(a)(iv); provided, that, such liability does not relate to, arise from, nor is in connection with any pre-Closing breach by Seller of Seller’s obligations under such lease, contract or agreement included in or referenced by Section 2.03(a). The amount due to any Buyer Group Member with respect to any indemnification obligation set forth in Section 8.01(a) will be first set off against the Holdback Payment, and then, to the extent readily available, against any Earnout Payments or Earnout True-up due to Seller. To the extent that the amount of the Holdback Payment, or, to the extent readily available, any Earnout Payment or Earnout True-up, is insufficient to satisfy fully any indemnification obligation provided for in Section 8.01(a), Seller shall be liable therefor. Section 8.02. Indemnification of the Seller Group Members. (a) Indemnification by Buyer. Buyer shall indemnify, defend and hold harmless each Seller Group Member from and against, and shall pay, compensate and reimburse each Seller Group Member for, any and all Losses and Expenses (regardless of whether or not such Losses and Expenses relate to any Third-Party Claim) incurred by such Seller Group Member in connection with or arising from: (i) any breach by Buyer of any of its covenants in this Agreement; (ii) any breach of any warranty or the inaccuracy of any representation of Buyer contained in this Agreement or in any certificate delivered by or on behalf of Buyer pursuant hereto; (iii) the failure of Buyer to satisfy or discharge any Assumed Liability, and the failure of Buyer to satisfy, discharge or pay any Liability related to the Business which was incurred or accrued by Buyer after the Effective Time, other than those Liabilities for which Seller is obligated to indemnify pursuant to Section 8.01(a); (iv) any claim or litigation arising out of Buyer’s operation or conduct of the Business and/or ownership or use of the Purchased Assets after the Effective Time, other than those matters for which Seller is obligated to indemnify pursuant to Section 8.01(a); and (v) any claim or litigation arising out of the employment (by Buyer) of any individual with respect to the Business from the Closing through January 1, 2021, other than those matters for which Seller is obligated to indemnify pursuant to Section 8.01(a). (b) The Seller Group Members shall be entitled to indemnification under Section 8.02(a)(ii) only if Losses and Expenses exceed the Deductible, after which Seller Group Members may seek payment and indemnity for all such Losses and Expenses, in excess of the Deductible. Notwithstanding the foregoing, the Deductible shall not apply to Fraud or Buyer Fundamental Representations and, accordingly, any claims by a Seller

Group Member in respect of Fraud or a Buyer Fundamental Representation will be indemnified hereunder from the first dollar of any applicable Loss or Expense. (c) For purposes of determining under Section 8.02(a)(ii) the amount of any Losses and Expenses associated with any inaccuracy in, or breach of, any representation or warranty, the Parties agree that all references to “material,” “materially,” “materiality,” or “Material Adverse Effect” in such representation or warranty will be disregarded. (d) Except with respect for Losses and Expenses in connection with or arising from Fraud or in respect to a breach of the representations made pursuant to Section 4.02 (Authorization and Validity of Agreements) (collectively, the “Buyer Fundamental Representations”) (which, in each case, shall not be considered in the calculation of the Cap), the maximum amount for which Buyer shall be liable under Section 8.02(a)(ii) shall be the Cap. In addition to the foregoing limitation, the maximum Losses and Expenses for which Buyer shall be liable under this Article VIII (including in connection with or arising from Buyer Fundamental Representations, but excluding Losses under Section 8.02(a)(iii) and (iv), which shall not be limited), shall not exceed the Total Cap; provided, however, that none of the limitations set forth in this Section 8.02(d) will apply to any claim based on Fraud. (e) The indemnification provided for in this Article VIII shall survive for a period of 18 months after the Effective Time, except in respect to Buyer Fundamental Representations and the matters set forth in Section 8.02(a)(iii) and (iv), which shall survive until the expiration of the applicable statute of limitations (and no claims shall be initiated by any Seller Group Members under Article VIII thereafter). Indemnification with respect to any Loss or Expense or any circumstance that is reasonably likely to result in a Loss or Expense of which any Seller Group Member shall have notified Buyer in accordance with the requirements of Section 8.03 on or prior to the date such indemnification would otherwise terminate in accordance with this Section 8.02 shall continue until the liability shall have been determined and resolved, and, if applicable, paid, pursuant to this Article VIII. Section 8.03. Notice and Adjudication of Claims. (a) If either a Buyer Group Member or a Seller Group Member seeks indemnification hereunder (in each instance, the “Indemnified Party”), it shall promptly give to Seller (if the Indemnified Party is Buyer) or Buyer (if the Indemnified Party is Seller) (in each instance, the “Indemnifying Party”), a notice (a “Claim Notice”) describing in reasonable detail the facts giving rise to any claim for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement or any other Contract, document, or instrument executed hereunder or in connection herewith upon which such claim is based, provided, that: (i) a Claim Notice in respect of any Proceeding at law or in equity by or against a third person (a “Third-Party Claim”) as to which indemnification will be sought shall be given promptly after the commencement of the related Proceeding; and (ii) failure to give such Claim Notice shall not relieve the Indemnifying Party of its obligations hereunder except to the extent it shall have been materially prejudiced by such failure. (b) After the giving of any Claim Notice pursuant hereto, the amount of indemnification to which an Indemnified Party shall be entitled under this Article VIII shall be determined: (i) by the written agreement between the Indemnified Party and the Indemnifying Party; (ii) by a final judgment or decree of any court of competent jurisdiction; or (iii) by any other means to which the Indemnified Party and the Indemnifying Party shall mutually agree in writing. The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined. (c) Any indemnification payment hereunder with respect to any Loss or Expense shall be treated as an adjustment to the Purchase Price for all Tax purposes unless otherwise required by applicable Law. (d) The right to indemnification, reimbursement or other remedy based upon breach of the representations, warranties, covenants, and obligations contained in this Agreement (and as qualified by the Schedules) shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the date hereof or the Effective Time, with respect to, the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant, or obligation. Section 8.04. Third-Party Claims. In the case of a Third-Party Claim, if the Indemnifying Party has acknowledged and agreed in writing, within 30 days following delivery to the Indemnifying Party of a Claim Notice, that, if such Proceeding is adversely determined, the Indemnifying Party has an obligation to provide indemnification to the Indemnified Party for the full amount in respect thereof, the Indemnifying Party shall have the right: (a) to control and conduct any Proceedings or negotiations in connection therewith and necessary or appropriate to defend the claim, (b) to take all other reasonable steps or proceedings to settle or defend any such Third-Party Claim; provided, that the Indemnifying Party shall not settle any Third-Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned, or delayed, it being understood that such consent may be withheld in the Indemnified Party’s sole discretion if any such settlement contains or includes a finding or admission of a violation of Law or other wrongdoing by the Indemnified Party or any of its Affiliates, does not include a complete written release of the Indemnified Party from further liability or imposes any injunctive relief or operational restrictions against such Indemnified Party, or otherwise would affect the operations of the Indemnified Party’s business following such settlement), and (c) to employ counsel designated by the Indemnifying Party to contest any such Third-Party Claim in the name of the Indemnified Party or otherwise; provided, however, that if there exists, or is reasonably likely to exist, a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel in each jurisdiction for which the Indemnified Party determines counsel is required, at the Indemnifying Party’s cost and expense. Notwithstanding the foregoing and without limiting the Indemnifying Party’s obligations to indemnify an Indemnified Party pursuant to this Article VIII, the Indemnifying Party shall not be entitled to undertake the defense of a

Third-Party Claim if (i) such claim involves a purported class action, (ii) such claim involves any issue relating to Taxes, (iii) such claim demands injunctive or other equitable relief, (iv) Buyer reasonably determines that such claim is likely to exceed the amount for which Seller may be obligated to indemnify an Indemnified Party or (v) the Indemnifying Party fails diligently to defend such Proceeding. The Indemnifying Party shall, within 30 days of receipt of a Claim Notice of such Third-Party Claim (the “Indemnity Notice Period”), give written notice to the Indemnified Party of its intention to assume the defense of such Third-Party Claim. If the Indemnifying Party does not deliver to the Indemnified Party within the Indemnity Notice Period written notice that the Indemnifying Party shall assume the defense of any such Third-Party Claim or the Indemnifying Party is not permitted to undertake the defense of a Third-Party Claim pursuant to the immediately preceding sentence, then the Indemnified Party may defend against any such Third-Party Claim in any such manner as it may deem appropriate, provided, that the Indemnified Party shall not settle any such Third-Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned, or delayed. In the event that the Indemnifying Party does assume the defense of such Third-Party Claim, the Indemnified Party shall have the right to fully participate in (but not control) such defense (including with counsel of its choice), at its sole expense, and the Indemnifying Party shall reasonably cooperate with the Indemnified Party in connection with such participation. In the event that either the Indemnifying Party or the Indemnified Party assumes the defense of a Third-Party Claim as provided above (the “Controlling Party”), the non-Controlling Party shall have the right to fully participate (but not control) in such defense (including with counsel of its choice), at its sole expense, and the Controlling Party shall reasonably cooperate with the non- Controlling Party in connection with such participation; provided, however, that the Parties shall each use its Commercially Reasonable Efforts with respect to any information shared pursuant to this Section 8.04 to preserve attorney-client privilege. Section 8.05. Certain Other Indemnification Matters. Any Liability for indemnification under this Agreement shall be determined without duplication of recovery by reason of the state of facts giving rise to such Liability constituting a breach of more than one representation, warranty, covenant or agreement. Section 8.06. Subrogation. To the extent that the Indemnifying Party makes or is required to make any indemnification payment to the Indemnified Party, the Indemnifying Party shall be entitled to exercise, and shall be subrogated to, any rights and remedies (including rights of indemnity, rights of contribution, and other rights of recovery) that the Indemnified Party or any of the Indemnified Party’s representatives may have against any other Person with respect to any Losses or Proceeding to which such indemnification payment is directly or indirectly related. Section 8.07. Sole and Exclusive Remedy. PRIOR TO THE CLOSING, THE PARTIES WILL HAVE AVAILABLE TO THEM ALL REMEDIES AVAILABLE UNDER LAW, INCLUDING SPECIFIC PERFORMANCE OR OTHER EQUITABLE REMEDIES. AFTER THE CLOSING, THE RIGHTS SET FORTH IN THIS ARTICLE VIII WILL, EXCEPT IN THE CASE OF A CLAIM OF FRAUD OR EQUITABLE RELIEF, BE THE EXCLUSIVE REMEDY OF THE BUYER GROUP MEMBERS AND THE SELLER GROUP MEMBERS WITH RESPECT TO THIS AGREEMENT. Section 8.08. Holdback Payment.

(a) In accordance with Section 2.06(b), Buyer shall retain and holdback the Holdback Payment, which shall be used to satisfy (or partially satisfy to the extent such amount is insufficient to satisfy) any indemnification obligations of Seller under this Article VIII, and, if Buyer so elects, any obligations of Seller to pay any post-Closing adjustment pursuant to Section 2.07. (b) Within five Business Days following the 17-month anniversary of the Closing Date, Buyer shall distribute to Seller the portion of the Holdback Payment that (i) has not been used to satisfy any indemnification obligation of Seller pursuant this Article VIII, (ii) has not been used to satisfy any payment obligation of Seller pursuant to Section 2.07 of any post-Closing adjustment in Buyer’s favor, and (iii) is not at such time subject to any unresolved indemnification claims against Seller under Section 8.01. (c) Upon the final resolution or satisfaction of all unresolved indemnification claims with respect to which a portion of the Holdback Payment was withheld pursuant to clause (iii) of Section 8.08(b), Buyer shall distribute to Seller any remaining portion of the Holdback Payment that has not been used to satisfy (i) indemnification claim(s) made by any Buyer Group Member or (ii) any payment obligation of Seller pursuant to Section 2.07 of any post-Closing adjustment in Buyer’s favor. ARTICLE IX. CONDITIONS PRECEDENT TO PERFORMANCE BY SELLER The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by Seller in its sole discretion. Section 9.01. Representations and Warranties of Buyer. All representations and warranties made by Buyer in this Agreement that are qualified as to materiality shall be true and correct, and all representations and warranties of Buyer that are not so qualified shall be true and correct in all material respects, in each case, as of the date hereof, and, except to the extent such representations and warranties refer to a specific date (which shall be true and correct as of such date), as of the Closing Date as though made by Buyer on and as of the Closing Date. Section 9.02. Performance of the Obligations of Buyer. Buyer shall have performed in all material respects all of its obligations required under this Agreement to be performed by it on or before the Closing Date. Section 9.03. No Violation of Orders. No preliminary or permanent injunction or other Order issued by any court or other Governmental Entity or regulatory authority, domestic or foreign, nor any Law or Order promulgated or enacted by any Governmental Entity, including any enactment, issuance, or promulgation that declares this Agreement invalid or unenforceable in any respect, that prevents the consummation of the transactions contemplated hereby shall be in effect. Section 9.04. Closing Payment. Buyer shall have delivered the Closing Payment to Seller pursuant to Section 2.06(a).

Section 9.05. Bill of Sale. Buyer shall have executed and delivered the Bill of Sale, Assignment and Assumption Agreement with respect to the Purchased Assets (the “Bill of Sale”), substantially in the form of Exhibit D hereto, effective as of the Effective Time. Section 9.06. China Services Agreement. Buyer shall have executed and delivered the China Services Agreement contemplated by Section 5.11. ARTICLE X. CONDITIONS PRECEDENT TO PERFORMANCE BY BUYER The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by Buyer in its sole discretion: Section 10.01. Representations and Warranties of Seller. All representations and warranties made by Seller in this Agreement that are qualified as to materiality shall be true and correct, and all representations and warranties of Seller that are not so qualified shall be true and correct in all material respects, in each case as of the date hereof, and, except to the extent such representations and warranties refer to a specific date (which shall be true and correct as of such date), as of the Closing Date as though made by Seller on and as of the Closing Date. Buyer shall have received a certificate to that effect dated the Closing Date and signed by Seller. Section 10.02. Performance of the Obligations of Seller. Seller shall have performed in all material respects all obligations required under this Agreement to be performed by them on or before the Closing Date, and Buyer shall have received a certificate to that effect dated the Closing Date and signed by Seller. Section 10.03. Seller’s Officer’s Certificate. Seller shall have delivered to Buyer a certificate of an executive officer of Seller, dated as of the Closing Date, certifying as to the (i) Articles and Bylaws of Seller, (ii) incumbency of each party executing this Agreement and any other agreements, documents or instruments to be delivered by Seller to Buyer pursuant to this Agreement at or prior to the Closing, and (iii) resolutions of Seller’s Board of Directors authorizing the execution, delivery and performance of this Agreement and all related agreements, documents and instruments. Section 10.04. Certificate of Status. Seller shall have delivered to Buyer a certificate of status for Seller issued by the Department of Financial Institutions of the State of Wisconsin, as of a date reasonably close to the Closing Date. Section 10.05. No Violation of Orders. No preliminary or permanent injunction or other Order issued by any court or other Governmental Entity or regulatory authority, domestic or foreign, nor any Law or Order promulgated or enacted by any Governmental Entity that declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, shall be in effect. Section 10.06. China Services Agreement. Seller shall have executed and delivered the China Services Agreement contemplated by Section 5.11.

Section 10.07. Seller Intellectual Property Assignments. Seller shall have executed and delivered an Intellectual Property Assignment (the “Seller Intellectual Property Assignment”), substantially in the form of Exhibit E hereto, effective as of the Effective Time. Section 10.08. Bill of Sale; Release of Liens. Seller shall have executed and delivered to Buyer the Bill of Sale, and such other good and sufficient bills of sale and other instruments of transfer, as shall be necessary to assign and transfer to and vest in Buyer good and valid title to all of the Purchased Assets, free and clear of any and all liabilities, liens, claims, rights, restrictions on transfer and encumbrances except any Permitted Liens, and shall have delivered to Buyer a release of any liens or other encumbrances on the Purchased Assets, including those identified on Schedule 3.12(a) but excluding any Permitted Liens, effective as of the Effective Time. Section 10.09. Termination of Related Party Agreements. Buyer shall have received evidence reasonably satisfactory to Buyer as to the termination of those agreements identified on Schedule 10.09, effective as of the Closing. Section 10.10. Insurance Policies. Buyer shall have received evidence, in form and substance reasonably satisfactory to Buyer, of the continuing of existing “claims-made” Insurance Policies or the acquiring of the Tail Coverage contemplated in Section 5.08. Section 10.11. FIRPTA Certificate. Seller shall have delivered to Buyer a properly executed affidavit, in form and substance reasonably satisfactory to Buyer, prepared in accordance with Treasury Regulations Section 1.1445-2(b) certifying Seller’s non-foreign status. Section 10.12. Due Diligence. Buyer shall have completed its due diligence as described in Section 5.14 hereof, and the results of such due diligence shall be satisfactory to Buyer, in its sole discretion. Section 10.13. No Material Adverse Effect. Since the date of the Interim Financial Statements, neither Seller, as related to the Business, nor the Business shall have experienced any Material Adverse Effect. Section 10.14. Governmental Approvals. Seller shall have received and provided to Buyer all required regulatory approvals (including Chinese governmental approvals). Section 10.15. Third-Party Consents. Buyer shall have received from Seller consents for those Contracts identified on Schedule 3.05. Section 10.16. Voice-Of-The-Customer Feedback. Buyer shall have received positive voice-of-the-customer feedback (including satisfactory phone interviews and positive customer survey feedback) from SiriusXM and iHeartRadio, pursuant to such process, timing, and format as mutually agreed between Buyer and Seller. Section 10.17. Restrictive Covenant Agreements. Seller’s shareholders who beneficially own more than 3.5% of Seller’s shares shall have entered into restrictive covenant agreements.

Section 10.18. Employment Agreements. Buyer and each of Al McGowan, Paul Misticawi, Nick Kiernan, Chan-Chiuen (Jerome) Chen, Joe Reed and Andrew Schaefer shall have entered into employment agreements. Section 10.19. Other Documentation. Seller shall deliver such other documentation as reasonably requested by Buyer. ARTICLE XI. TERMINATION Section 11.01. Conditions of Termination. Notwithstanding anything to the contrary contained herein, this Agreement may be terminated at any time before the Closing: (a) By mutual written consent of Seller and Buyer; (b) By Buyer, if Seller has materially breached any representation, warranty, covenant, or agreement contained in this Agreement, and has not, in the case of a breach of a covenant or agreement, cured such breach within 15 days after written notice to Seller (provided that Buyer is not then in material breach of the terms of this Agreement, and provided, further, that no cure period shall be required for a breach that by its nature cannot be cured) such that the conditions set forth in Article X hereof will not be satisfied; (c) By Seller, if Buyer has materially breached any representation, warranty, covenant, or agreement contained in this Agreement and has not, in the case of a breach of a covenant or agreement, cured such breach within 15 days after written notice to Buyer (provided that Seller is not then in material breach of the terms of this Agreement, and provided, further, that no cure period shall be required for a breach that by its nature cannot be cured) such that the conditions set forth in Article IX will not be satisfied; (d) By Seller or Buyer if: (i) there shall be a final, nonappealable Order of a federal or state court in effect preventing consummation of the transactions contemplated hereby; or (ii) there shall be any final action taken or any Law or Order enacted, promulgated, or issued or deemed applicable to the transactions contemplated hereby by any Governmental Entity that would make consummation of the transactions contemplated hereby illegal; or (e) By Seller or Buyer if the Closing shall not have been consummated by December 31, 2020, for any reason, provided that the right to terminate this Agreement under this Section 11.01(e) shall not be available to any Party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date. Section 11.02. Effect of Termination. In the event of the termination of this Agreement as provided in Section 11.01 hereof, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Seller or Buyer, or their respective officers, directors, stockholders or other Persons under their control, except that the provisions of Sections 5.09 (Confidentiality), 6.05 (Confidentiality), 11.02 (Effect of Termination), and Article XII (Miscellaneous) hereof shall remain in full force and effect and survive any termination of this

Agreement. Notwithstanding the foregoing, the rights of the terminating Party to pursue all legal remedies for the breach of any representation, warranty, covenant or agreement set forth in this Agreement prior to such termination shall survive such termination, and the breaching Party shall be fully liable for any Losses and Expenses sustained or incurred by the terminating Party as a result of such breach. ARTICLE XII. MISCELLANEOUS Section 12.01. Successors and Assigns. Except as otherwise provided in this Agreement, no Party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other Party hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect; provided, however, that Buyer may assign its rights hereunder to an Affiliate; and provided, further, that no such assignment shall reduce or otherwise vitiate any of the obligations of any Party hereunder. This Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the Parties hereto. Section 12.02. Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE CONSTRUED, PERFORMED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CONFLICT OR CHOICE OF LAW RULES THEREOF. THE PARTIES AGREE THAT ANY LEGAL ACTION INVOLVING THIS AGREEMENT IN ANY WAY WILL BE INSTITUTED IN A COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF DELAWARE, AND THE PARTIES CONSENT TO JURISDICTION OF THE STATE OR FEDERAL COURTS IN THE STATE OF DELAWARE OVER THE PERSON OF THE PARTIES FOR PURPOSE OF SUCH LEGAL ACTION. Section 12.03. Expenses. Except as otherwise provided for in this Agreement, all of the fees, expenses, and costs incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party hereto incurring such fees, expenses, and costs. Section 12.04. Severability. In the event that any part of this Agreement is declared by any court or other judicial or administrative body to be null, void, or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect. To the extent permitted by Law, each Party hereto waives any provision of Law that renders any such provision prohibited or unenforceable in any respect. Section 12.05. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given: (a) on the date of service if served personally on the Party to whom notice is to be given; (b) on the day of transmission if sent via email to the email address given below and confirmation of delivery is obtained (provided such notice, request, demand or other communication is also given via next day delivery in accordance with Section 12.05(c)); or (c) on the Business Day after deposit to Federal Express or the Express Mail service maintained by United States Postal Service for next day delivery, to the Party as follows:

If to Seller: TrafficCast International, Inc. 501 E. Songbird Lane Appleton, WI 54913 Attention: Charlie Goff E-mail: With a copy (which shall not constitute notice) to: Reinhart Boerner Van Deuren s.c. 22 East Mifflin Street, Suite 700 Madison, Wisconsin 53703 E-mail: Attention: Carl R. Kugler If to Buyer: Iteris, Inc. 1700 Carnegie Avenue Santa Ana, CA 92705 Attention: Joe Bergera Email: With a copy (which shall not constitute notice) to: Latham & Watkins LLP 355 S. Grand Ave, Suite 100 Los Angeles, CA 90071 Attention: Steven Stokdyk Brian Duff Email: Any Party may change its address for the purpose of this Section by giving the other Parties advanced written notice of its new address in the manner set forth above. Section 12.06. Amendments; Waivers. This Agreement may be amended or modified only by a written instrument executed by Buyer and Seller, and any of the terms, covenants, representations, warranties, or conditions hereof may be waived only by the Party entitled to the benefit thereof. Any waiver by any such Party of any condition, or of the breach of any provision, term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

Section 12.07. Public Announcements. The Parties shall not issue any press release or make any public announcement, and shall direct and cause their Affiliates, officers, directors, employees, consultants and advisors not to issue any press release or make any public announcement, relating to the subject matter of this Agreement without the prior written approval of the other Parties (which approval shall not be unreasonably withheld, conditioned or delayed), except as such release or announcement may be required by applicable law, in any filings made by Seller (or any Affiliate of Seller) with the United States Securities and Exchange Commission, or any listing agreement or rules of any national securities exchange to which Seller (or any Affiliate of Seller) is subject, in which case the Party required to make the release or announcement shall advise the other Parties and the Parties shall use Commercially Reasonable Efforts to cause a mutually agreeable release or announcement to be issued. Seller and Buyer will consult with each other concerning the means by which Seller’s employees, customers, and suppliers and others having dealings with the Business will be informed of the contemplated transactions, and Buyer will have the right to be present for any such communication. Section 12.08. Force Majeure. No Party shall be liable to any other for any failure to perform any obligation under this Agreement resulting from an event beyond the reasonable control of such Party, including war, fire, explosion, flood, epidemic or pandemic (excluding COVID-19), strike, riot, act of a Governmental Entity, act of God, act of terror or other similar event or contingency. Section 12.09. Entire Agreement; Schedules. This Agreement contains the entire understanding among the Parties hereto with respect to the transactions contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with respect to such transactions. All Exhibits, Annexes, and Schedules hereto are expressly made a part of this Agreement as fully as though completely set forth herein. Section 12.10. Parties in Interest. Except as specifically provided in Article VIII for the Buyer Group Members and Seller Group Members who are not Parties, nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any Persons other than the Parties hereto and their respective successors and permitted assigns. Nothing in this Agreement is intended to relieve or discharge the obligations or liabilities of any third Persons to Seller or Buyer. No provision of this Agreement shall give any third parties any right of subrogation or action over or against Seller or Buyer. Section 12.11. Section, Article and Paragraph Headings. The section, article and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Section 12.12. Interpretation. No provision of this Agreement shall be interpreted in favor of, or against, any of the Parties hereto by reason of the extent to which that Party or its counsel participated in the drafting hereof or by reason of the extent to which that provision is inconsistent with any prior draft hereof. Section 12.13. Counterparts; Effectiveness. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which when delivered shall constitute the same instrument. Facsimile, photostatic and PDF copies of signatures to this

Agreement and the other Transaction Documents (including copies received as attachments to electronic mail) shall be deemed to be originals and may be relied upon with the same force and effect as originals. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

[Signature Page to Purchase Agreement] IN WITNESS WHEREOF, the Parties hereto have caused this Asset Purchase Agreement to be executed as of the date first above written. BUYER: ITERIS, INC. By: /s/ Douglas Groves Name: Douglas Groves Title: Senior Vice President, Chief Financial Officer and Secretary SELLER: TRAFFICCAST INTERNATIONAL, INC. By: /s/ Al McGowan Name: Al McGowan Title: Chief Executive Officer